Filed with the Securities and Exchange Commission on April 30, 2007


                                                                File No. 2-96461
                                                               File No. 811-4257


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                          Pre-Effective Amendment _____                      /_/
                         Post-Effective Amendment No. 42                     /X/
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 46                             /X/

                              DWS Variable Series I
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------- ----------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                             Two International Place
                        Boston, Massachusetts 02110-4103
                        --------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/X/   On May 1, 2007 pursuant to paragraph (b)
/_/   On __________________ pursuant to paragraph (a)(1)
/_/   On __________________ pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  MAY 1, 2007






                                   PROSPECTUS



                                    CLASS A
--------------------------------------------------------------------------------

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP



DWS CAPITAL GROWTH VIP



DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS

DWS RREEF REAL ESTATE SECURITIES VIP


DWS EQUITY 500 INDEX VIP



DWS SMALL CAP INDEX VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                 [DWS SCUDDER LOGO APPEARS HERE]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3      DWS Bond VIP
 12      DWS Growth & Income VIP
 19      DWS Capital Growth VIP
 26      DWS Global Opportunities VIP
 33      DWS International VIP
 40      DWS Health Care VIP
 46      DWS RREEF Real Estate Securities VIP
 53      DWS Equity 500 Index VIP
 60      DWS Small Cap Index VIP
 67      Other Policies and Risks
 67      The Investment Advisor
 69      Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS




72      Buying and Selling Shares
75      How each Portfolio Calculates Share Price
75      Distributions
76      Taxes




HOW EACH PORTFOLIO WORKS


Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BOND VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).


In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The subadvisor has a dedicated Core Plus Investment Team which is responsible for portfolio oversight, plus sector allocation decisions, product design, and risk management. This team is comprised of senior investment professionals from each of the subadvisor's sector specialist investment teams (US Core, High Yield, Emerging Debt, and International Bonds). The sector specialist teams are responsible for identifying value within each sector and for contributing to plus sector level relative value analysis.

Once allocation targets for each broad fixed income sector are set, the sector specialist teams consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the subadvisor typically:


o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.


The subadvisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the US Core Credit team broadens the opportunity set to include the full credit spectrum (AAA to BB/B). Portfolio construction is driven by bottom-up issue selection consistent with the investment grade process.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES. In selecting these securities for investment, the subadvisor follows a bottom-up, relative value strategy. The subadvisor looks to purchase foreign securities that offer incremental value over US Treasuries. The subadvisor invests in a focused



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   3
fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The subadvisor sells securities or exchanges currencies when they meet their target price objectives or when the subadvisor revises price objectives downward. In selecting emerging market securities, the subadvisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use other various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
4   DWS BOND VIP

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   5

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







   9.10      6.57      -0.95     10.56       5.75      7.66      5.06      5.38      2.60      4.72
  1997      1998      1999       2000       2001      2002      2003      2004      2005      2006








               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.98%, Q4 2000              WORST QUARTER: -2.27%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.56%


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
6   DWS BOND VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                      1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                     4.72           5.07           5.60
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                   4.33           5.06           6.24
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                              CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                          0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         None
--------------------------------------------------------------------------------
Other Expenses 2                                          0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.66
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3, 4                0.03
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3, 4                        0.63
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

4 Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $64           $208           $365           $820
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   7

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
     Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
8   DWS BOND VIP

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS BOND VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  6.99    $  7.13    $  7.04    $  6.98    $  6.89
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income a                                      .33        .29        .29        .26        .34
----------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment      ( .01)     ( .10)       .08        .09        .17
  transactions
----------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .32        .19        .37        .35        .51
----------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                      ( .27)     ( .26)     ( .28)     ( .29)     ( .42)
----------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions               ( .01)     ( .07)         -          -          -
----------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                        ( .28)     ( .33)     ( .28)     ( .29)     ( .42)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  7.03    $  6.99    $  7.13    $  7.04    $  6.98
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                           4.72c        2.60       5.38       5.06       7.66
----------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        218        209        177        176        165
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions(%)                .66        .68        .60        .58        .55
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)                 .62        .68        .60        .58        .55
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income(%)                            4.82       4.11       4.18       3.78       5.03
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)b                                   179        187        223        242        262
----------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b The portfolio turnover rate including mortgage dollar roll transactions was 186%, 197%, 245%, 286% and 276% for the periods ended December 31, 2006,
    December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

c   Total return would have been lower had certain expenses not been reduced.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
10   DWS BOND VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.66%                8.90%            $ 10,889.97           $  70.38
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.66%               13.63%            $ 11,362.59           $  73.43
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.66%               18.56%            $ 11,855.73           $  76.62
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.66%               23.70%            $ 12,370.27           $  79.95
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.66%               29.07%            $ 12,907.13           $  83.42
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.66%               34.67%            $ 13,467.30           $  87.04
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.66%               40.52%            $ 14,051.79           $  90.81
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.66%               46.62%            $ 14,661.63           $  94.75
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.66%               52.98%            $ 15,297.95           $  98.87
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 819.65
----------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS A SHARES
                                                               DWS BOND VIP   11

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The managers may favor securities from different industries and companies at different times.

The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the stock's fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
12   DWS GROWTH & INCOME VIP

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   13

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  30.47       7.18      5.80      -2.10      -11.30      -23.13     26.74      10.16       6.07     13.63
  1997       1998      1999      2000        2001        2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.86%, Q2 1997              WORST QUARTER: -16.73%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -0.73%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006






                                           1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------------------
Portfolio - Class A                          13.63           5.28           5.21
----------------------------------------------------------------------------------
Russell 1000 Index                           15.46           6.82           8.64
----------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19           8.42
----------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

The Russell 1000 Index replaces the S&P 500 as the portfolio's benchmark index because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
14   DWS GROWTH & INCOME VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




--------------------------------------------------------------------------------
FEE TABLE                                              CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                         0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         None
--------------------------------------------------------------------------------
Other Expenses 2, 3                                      0.06
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                          0.54
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 4, 5               0.01
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 4, 5                       0.53
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS Large Cap Core VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.54% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

5 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $54           $171           $300           $675
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   15

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.


   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.


   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Senior portfolio manager for Global Strategies: New York.


   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Senior portfolio manager for Global Quantitative Equity: New York.


   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
16   DWS GROWTH & INCOME VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS GROWTH & INCOME VIP - CLASS A





YEARS ENDED DECEMBER 31,                                     2006        2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    9.72    $  9.29    $  8.50    $  6.77    $   8.90
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                              .13c           .10        .12        .07         .07
------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment         1.19        .45        .74       1.74      ( 2.12)
  transactions
------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              1.32        .55        .86       1.81      ( 2.05)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (  .10)     ( .12)     ( .07)     ( .08)     (  .08)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   10.94    $  9.72    $  9.29    $  8.50    $   6.77
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          13.63b,c      6.07b       10.16      26.74      (23.13)
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          280        294        172        161         135
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions(%)                  .56        .57        .56        .59         .57
_______________________________________________________   _________    _______    _______    _______    ________
Ratio of expenses after expense reductions(%)                   .54        .54        .56        .59         .57
_______________________________________________________   _________    _______    _______    _______    ________
Ratio of net investment income(loss) (%)                    1.24c         1.10       1.37        .91         .92
_______________________________________________________   _________    _______    _______    _______    ________
Portfolio turnover rate(%)                                      105        115         33         37          66
-------------------------------------------------------   ---------    -------    -------    -------    --------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   17

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
----------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
----------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.53%                9.14%            $ 10,913.98           $  56.61
----------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.54%               14.01%            $ 11,400.74           $  60.25
----------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.54%               19.09%            $ 11,909.22           $  62.94
----------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.54%               24.40%            $ 12,440.37           $  65.74
----------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.54%               29.95%            $ 12,995.21           $  68.68
----------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.54%               35.75%            $ 13,574.80           $  71.74
----------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.54%               41.80%            $ 14,180.23           $  74.94
----------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.54%               48.13%            $ 14,812.67           $  78.28
----------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.54%               54.73%            $ 15,473.31           $  81.77
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 675.13
----------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS A SHARES
18   DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500 (Reg. TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg. TM) Growth Index (as of February 28, 2007, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $13.6 billion and $5.6 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The portfolio may also invest in other types of equities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   19

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may make sense for investors seeking long-term growth.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
20   DWS CAPITAL GROWTH VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  35.76      23.23      35.23       -9.90      -19.36      -29.18     26.89       7.99      8.96      8.53
  1997       1998       1999       2000        2001        2002       2003       2004      2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 25.80%, Q4 1998             WORST QUARTER: -19.94%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 0.77%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                          1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class A                         8.53           2.79           6.55
--------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index          15.79           6.19           8.42
--------------------------------------------------------------------------------
Russell 1000 Growth Index                   9.07           2.69           5.44
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   21

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                           CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee1                                       0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     None
--------------------------------------------------------------------------------
Other Expenses 2, 3                                   0.03
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                       0.50
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 4               0.01
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 4                       0.49
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS All Cap Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $50           $157           $277           $625
--------------------------------------------------------------------------------



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
22   DWS CAPITAL GROWTH VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.

   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.

   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.


   o BBA, University of Wisconsin - Madison; MBA, Marquette University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   23

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CAPITAL GROWTH VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006         2005        2004        2003        2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  16.90    $  15.67    $  14.59    $  11.54    $  16.36
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                              .13c           .10         .14         .08         .05
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        1.31        1.29        1.02        3.03      ( 4.82)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             1.44        1.39        1.16        3.11      ( 4.77)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                      (  .10)     (  .16)     (  .08)     (  .06)     (  .05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  18.24    $  16.90    $  15.67    $  14.59    $  11.54
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          8.53b,c       8.96b         7.99       26.89      (29.18)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       1,131       1,031         698         705         558
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions(%)                 .52         .50         .50         .51         .51
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)                  .49         .49         .50         .51         .51
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)                     .73c           .61         .98         .61         .38
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      16          17          15          13          25
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been less had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
24   DWS CAPITAL GROWTH VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.49%                4.51%            $ 10,451.00           $  50.10
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.49%                9.22%            $ 10,922.34           $  52.36
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.49%               14.15%            $ 11,414.94           $  54.73
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.50%               19.29%            $ 11,928.61           $  58.36
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.50%               24.65%            $ 12,465.40           $  60.99
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.50%               30.26%            $ 13,026.34           $  63.73
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.50%               36.13%            $ 13,612.53           $  66.60
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.50%               42.25%            $ 14,225.09           $  69.59
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.50%               48.65%            $ 14,865.22           $  72.73
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.50%               55.34%            $ 15,534.15           $  76.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 625.19
---------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   25

DWS GLOBAL OPPORTUNITIES VIP



THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2007, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


ANALYSIS OF GLOBAL THEMES. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
26   DWS GLOBAL OPPORTUNITIES VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, an important factor with this portfolio is how stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.


This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  12.38      16.44      65.88       -5.29      -24.59      -19.89     49.09      23.35      18.19      22.08
  1997       1998       1999       2000        2001        2002       2003       2004       2005       2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 40.96%, Q4 1999             WORST QUARTER: -21.29%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 5.51%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                      1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio - Class A                     22.08          16.28          12.67
--------------------------------------------------------------------------------
S&P/Citigroup Extended Market
Index                                   22.39          17.62          11.16
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


The S&P/CITIGROUP EXTENDED MARKET INDEX is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                              CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                         0.99%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                        None
--------------------------------------------------------------------------------
Other Expenses 2                                         0.13
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                          1.12
--------------------------------------------------------------------------------



1    Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2    Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.



Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE               1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares       $114             $356           $617        $1,363
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.

   o Over 14 years of investment industry experience.

   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS GLOBAL OPPORTUNITIES VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  15.00    $  12.77    $  10.38    $  6.97     $  8.70
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                             .03c           .04         .01        .02      (  .00)b
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       3.28        2.27        2.41       3.40      ( 1.73)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            3.31        2.31        2.42       3.42      ( 1.73)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .16)     (  .08)     (  .03)    (  .01)          -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  18.15    $  15.00    $  12.77    $ 10.38     $  6.97
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          22.08c        18.19       23.35      49.09      (19.89)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        331         285         232        183         121
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                        1.12        1.17        1.18       1.18        1.19
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  .16c           .32         .09        .28      (  .03)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    28          30          24         41          47
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Amount is less than $.005.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.12%                3.88%            $ 10,388.00          $   114.17
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.12%                7.91%            $ 10,791.05          $   118.60
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.12%               12.10%            $ 11,209.75          $   123.20
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.12%               16.45%            $ 11,644.69          $   127.98
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.12%               20.96%            $ 12,096.50          $   132.95
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.12%               25.66%            $ 12,565.84          $   138.11
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.12%               30.53%            $ 13,053.40          $   143.47
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.12%               35.60%            $ 13,559.87          $   149.03
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.12%               40.86%            $ 14,085.99          $   154.82
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.12%               46.33%            $ 14,632.53          $   160.82
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,363.15
---------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS A SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The team screens for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.


For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   33

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
34   DWS INTERNATIONAL VIP

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   35

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







   9.07     18.49      54.51       -21.70      -30.86      -18.37     27.75      16.53      16.17      25.91
  1997      1998       1999        2000        2001        2002       2003       2004       2005       2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.06%, Q4 1999             WORST QUARTER: -18.80%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.73%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                   1 YEAR         5 YEARS        10 YEARS
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Portfolio - Class A                  25.91          12.19           6.75
---------------------------------------------------------------------------------
MSCI EAFE (Reg. TM) Index            26.34          14.98           7.71
---------------------------------------------------------------------------------



MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
36   DWS INTERNATIONAL VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                 0.84
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                 None
--------------------------------------------------------------------------------
Other Expenses 2, 3                              0.12
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 4                0.96
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS Foreign Value VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.96% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.



Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares           $98           $306           $531         $1,178
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGER
The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   37

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS INTERNATIONAL VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.85    $  9.50    $  8.26    $  6.52    $   8.05
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                             .28b          .15        .09        .09         .05
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.51       1.36       1.26       1.70      ( 1.52)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.79       1.51       1.35       1.79      ( 1.47)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .22)    (  .16)     ( .11)     ( .05)     (  .06)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  13.42    $ 10.85    $  9.50    $  8.26    $   6.52
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                            25.91      16.17      16.53      27.75      (18.37)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        702        558        533        485         412
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .98       1.02       1.04       1.05        1.03
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  2.32b        1.59       1.05       1.32         .73
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   105         59         73        119         123
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
38   DWS INTERNATIONAL VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.96%                4.04%            $ 10,404.00           $    97.94
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.96%                8.24%            $ 10,824.32           $   101.90
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.96%               12.62%            $ 11,261.62           $   106.01
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.96%               17.17%            $ 11,716.59           $   110.30
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.96%               21.90%            $ 12,189.94           $   114.75
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.96%               26.82%            $ 12,682.42           $   119.39
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.96%               31.95%            $ 13,194.79           $   124.21
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.96%               37.28%            $ 13,727.86           $   129.23
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.96%               42.82%            $ 14,282.46           $   134.45
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.96%               48.59%            $ 14,859.47           $   139.88
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,178.06
---------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   39

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS


While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
40   DWS HEALTH CARE VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   41

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  -23.10      33.70       9.59      8.50      6.17
   2002       2003       2004      2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.08%, Q2 2003             WORST QUARTER: -15.62%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.41%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                          1 YEAR        5 YEARS        SINCE INCEPTION*
-----------------------------------------------------------------------------------------
Portfolio - Class A                         6.17           5.35               5.86
-----------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index          15.79           6.19               4.05
-----------------------------------------------------------------------------------------
Goldman Sachs Healthcare Index              5.42           4.09               4.04
-----------------------------------------------------------------------------------------


*   Inception: May 1, 2001. Index comparisons begin April 30, 2001.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
42   DWS HEALTH CARE VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
----------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
----------------------------------------------------------------------------------
Management Fee 1                                0.77%
----------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee               None
----------------------------------------------------------------------------------
Other Expenses 2                                0.12
----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                 0.89
----------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.



Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares           $91           $284           $493         $1,096
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

   o Over 15 years of investment industry experience.

   o BS, MBA, University of Illinois.


Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.


   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/

     portfolio manager for Eastern European equity.

   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   43

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS HEALTH CARE VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 13.02    $  12.00    $  10.95    $  8.19    $  10.65
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                             (  .01)b    (  .02)     (  .03)    (  .02)     (  .03)
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .81        1.04        1.08       2.78      ( 2.43)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .80        1.02        1.05       2.76      ( 2.46)
---------------------------------------------------------------------------------------------------------------------
Less Distributions from:
 Net realized gain on transactions                         (  .05)          -           -          -           -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 13.77    $  13.02    $  12.00    $ 10.95    $   8.19
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          6.17b          8.50        9.59      33.70      (23.10)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        101         109         109        101          69
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                         .89         .88         .88        .87         .91
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (  .03)b    (  .18)     (  .29)    (  .24)     (  .38)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    47          43          77         64          53
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
44   DWS HEALTH CARE VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.89%                8.39%            $ 10,838.89           $    94.56
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.89%               12.84%            $ 11,284.37           $    98.45
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.89%               17.48%            $ 11,748.16           $   102.49
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.89%               22.31%            $ 12,231.01           $   106.71
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.89%               27.34%            $ 12,733.70           $   111.09
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.89%               32.57%            $ 13,257.06           $   115.66
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.89%               38.02%            $ 13,801.92           $   120.41
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.89%               43.69%            $ 14,369.18           $   125.36
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.89%               49.60%            $ 14,959.75           $   130.51
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,096.07
---------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS A SHARES
                                                        DWS HEALTH CARE VIP   45

DWS RREEF REAL ESTATE SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio's investment objectives are long-term capital appreciation and current income.


The portfolio invests primarily in real estate securities. Under normal circumstances, the portfolio will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of an investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.


A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

The portfolio managers look for real estate securities they believe will provide superior returns to the portfolio over the long term, and attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.


To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Their analysis also includes the companies' management structure, financial structure and business strategies. The goal of this analysis is to determine which of the issuers the portfolio managers believe will be the most profitable to the portfolio over the long term. The portfolio managers also consider the effect of the real estate securities markets in general when making investment decisions. The portfolio managers do not attempt to time the market.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.


Based on its recent purchases, the portfolio managers expect that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.


If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The portfolio managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

o a security is not fulfilling its investment purpose;

o a security has reached its optimum valuation; or


o a particular company or general economic conditions have changed.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objectives without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

When the portfolio managers believe that it is prudent, the portfolio may invest a portion of its assets in other types of instruments. These instruments may include short-term securities, bonds, notes, equity securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar instruments. Stock index futures contracts, a type of derivative security, can help the portfolio's



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
46   DWS RREEF REAL ESTATE SECURITIES VIP
cash assets remain liquid while performing more like stocks. The portfolio has a policy governing derivatives which prohibits leverage of the portfolio's assets by investing in a derivative. For example, the portfolio managers cannot invest in a derivative if it would be possible for the portfolio to lose more money than it invested.

As a temporary defensive measure, the portfolio managers could shift up to 100% of assets into investments such as money market securities and investment grade income producing debt securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objectives. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


CONCENTRATION RISK. The portfolio concentrates its investments in real estate securities, including REITs. A portfolio with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

o declines in property values;

o increases in property taxes, operating expenses, interest rates or competition;

o overbuilding;

o zoning changes; and

o losses from casualty or condemnation.


In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   47

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the market value of the individual securities the portfolio owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The portfolio is designed for investors interested in an investment that seeks long-term capital appreciation and current income through investment in real estate securities.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  11.72      37.64
  2005       2006








               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 14.45%, Q2 2005             WORST QUARTER: -6.74%, Q1 2005
2007 TOTAL RETURN AS OF MARCH 31: 3.30%


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
48   DWS RREEF REAL ESTATE SECURITIES VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         SINCE INCEPTION*
--------------------------------------------------------------------------------
Portfolio - Class A Shares                   37.64              30.70
--------------------------------------------------------------------------------
MSCI US REIT Index                           35.92              27.31
--------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79              13.41
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


*   Inception 8/16/2004. Index comparisons begin 8/31/2004.


MSCI US REIT INDEX is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract, or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                              CLASS A
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         None
--------------------------------------------------------------------------------
Other Expenses 2                                          0.30
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           1.30
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3, 4                0.28
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3, 4                        1.02
--------------------------------------------------------------------------------



1   Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

4 Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 1.02% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares          $104           $384           $686         $1,543
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   49

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.


John F. Robertson, CFA
Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the portfolio in 2003.
   o Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

   o Over 16 years of investment industry experience.
   o MBA, Indiana University.

Jerry W. Ehlinger, CFA
Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in 2004.
   o Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
   o Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1995-2000.

   o Over 11 years of investment industry experience.

   o MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in September 2004.
   o Prior to that, Principal at KG Redding and Associates, March
     2004-September 2004.

   o Prior to that, Director of RREEF from 1996-March 2004 and Deutsche Asset Management, Inc. from 2002-March 2004.
   o Over 11 years of investment industry experience.

Asad Kazim
Director of RREEF and Manager of the portfolio.

   o Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the portfolio in 2005.
   o Prior to that, Financial Analyst at Clarion CRA Securities from
     2000-2002.

   o Over seven years of investment industry experience.

   o BS, The College of New Jersey.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
50   DWS RREEF REAL ESTATE SECURITIES VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS RREEF REAL ESTATE SECURITIES VIP - CLASS A





YEARS ENDED DECEMBER 31,                                         2006             2005            2004a
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.58           $  16.33        $ 13.32
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) b                                 .25                 .30           .07
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment         5.91                1.61          2.94
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              6.16                1.91          3.01
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                            -              (  .49)           -
---------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                (  .32)             ( 1.17)           -
---------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (  .32)             ( 1.66)           -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 22.42           $  16.58        $ 16.33
---------------------------------------------------------------------------------------------------------------------
Total Return (%)c                                             37.64               11.72         22.60**
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            8                   9            1
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.32                1.35          1.27*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.07                1.10          1.10*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.31                1.79          1.24*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      61                  70           84*
---------------------------------------------------------------------------------------------------------------------



a For the period August 16, 2004 (commencement of sales of Class A shares) to December 31, 2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   51

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS RREEF REAL ESTATE SECURITIES VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.02%                3.98%            $ 10,398.00          $   104.03
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.30%                7.83%            $ 10,782.73          $   137.67
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.30%               11.82%            $ 11,181.69          $   142.77
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.30%               15.95%            $ 11,595.41          $   148.05
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.30%               20.24%            $ 12,024.44          $   153.53
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.30%               24.69%            $ 12,469.34          $   159.21
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.30%               29.31%            $ 12,930.71          $   165.10
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.30%               34.09%            $ 13,409.15          $   171.21
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.30%               39.05%            $ 13,905.28          $   177.54
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.30%               44.20%            $ 14,419.78          $   184.11
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,543.22
---------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS A SHARES
52   DWS RREEF REAL ESTATE SECURITIES VIP

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX


The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
54   DWS EQUITY 500 INDEX VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:



o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   55

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  28.71      20.39       -9.24      -12.18      -22.31     28.16      10.59       4.68     15.52
  1998       1999       2000        2001        2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.22%, Q4 1998             WORST QUARTER: -17.24%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.60%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------------------
Portfolio - Class A Shares                   15.52           5.89               5.74
--------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19               6.11
--------------------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


*   Inception: October 1, 1997. Index comparisons begin September 30, 1997.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
56   DWS EQUITY 500 INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                           CLASS A
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee 1                                       0.29%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                      None
-------------------------------------------------------------------------------
Other Expenses 2                                       0.02
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                        0.31
-------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3                0.03
-------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3                        0.28
-------------------------------------------------------------------------------


1   Includes a 0.10% administrative services fee.


2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.28% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class A shares           $29           $93            $168           $387
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGER


Brent Reeder is a Vice President at Northern Trust Investments, NA. Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   57

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS EQUITY 500 INDEX VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006        2005        2004        2003         2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  13.11    $  12.73    $  11.64     $  9.20     $  11.98
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                                .24         .21         .21         .15          .14
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       1.78         .37        1.01        2.41       ( 2.81)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.02         .58        1.22        2.56       ( 2.67)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .16)     (  .20)     (  .13)     (  .12)      (  .11)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  14.97    $  13.11    $  12.73     $ 11.64     $   9.20
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          15.52b         4.68     10.59b      28.16b        (22.31)b
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      1,412       1,102         790         627          395
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions and/or
recoupments (%)                                               .28         .27         .28         .30          .32
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions and/or
recoupments (%)                                               .27         .27         .29         .30          .30
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    1.73        1.62        1.76        1.50         1.33
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     9          15           1           1           10
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
58   DWS EQUITY 500 INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.28%                4.72%            $ 10,472.00           $  28.66
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.28%                9.66%            $ 10,966.28           $  30.01
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.31%               14.81%            $ 11,480.60           $  34.79
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.31%               20.19%            $ 12,019.04           $  36.42
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.31%               25.83%            $ 12,582.73           $  38.13
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.31%               31.73%            $ 13,172.86           $  39.92
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.31%               37.91%            $ 13,790.67           $  41.79
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.31%               44.37%            $ 14,437.45           $  43.75
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.31%               51.15%            $ 15,114.57           $  45.81
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.31%               58.23%            $ 15,823.44           $  47.95
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 387.23
---------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   59

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
60   DWS SMALL CAP INDEX VIP
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:


o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.


INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   61

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
62   DWS SMALL CAP INDEX VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]







  -2.18      20.16       -3.87      2.07      -20.58     46.42      17.76       4.26     17.49
  1998       1999       2000       2001       2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.16%, Q2 2003             WORST QUARTER: -21.37%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 1.86%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                    1 YEAR         5 YEARS        SINCE INCEPTION*
----------------------------------------------------------------------------------------
Portfolio - Class A shares            17.49          10.90               7.88
----------------------------------------------------------------------------------------
Russell 2000 Index                    18.37          11.39               8.21
----------------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

*   Inception: August 22, 1997. Index comparisons begin August 31, 1997.

The RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   63

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                     CLASS A
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee 1                                 0.45%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                 None
-------------------------------------------------------------------------------
Other Expenses 2                                 0.05
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 3                0.50
-------------------------------------------------------------------------------



1   Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.48% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.



Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------------
Class A shares           $51           $160           $280           $628
---------------------------------------------------------------------------------



THE PORTFOLIO MANAGER

Brent Reeder is a Vice President at Northern Trust Investments, NA. Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
64   DWS SMALL CAP INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS SMALL CAP INDEX VIP - CLASS A





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003        2002
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  14.40    $  14.35   $ 12.24     $  8.45     $  10.73
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss) a                                .14         .11      .11         .09           .10
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.34         .42     2.06        3.79        ( 2.31)
  transactions
---------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.48         .53     2.17        3.88        ( 2.21)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .10)     (  .09)  (  .06)     (  .09)       (  .06)
---------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions              (  .66)     (  .39)       -           -        (  .01)
---------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                       (  .76)     (  .48)  (  .06)     (  .09)       (  .07)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  16.12    $  14.40   $ 14.35     $ 12.24     $   8.45
---------------------------------------------------------------------------------------------------------------------
Total Return (%)b                                           17.49        4.26    17.76       46.42        (20.58)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        536         449      450         316           144
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .47         .46      .48         .61           .61
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .45         .45      .45         .45           .45
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .93         .78      .87         .91          1.09
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    42          26       22          28            40
---------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   65

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS A





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
---------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
---------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.50%                4.50%            $ 10,450.00           $  51.13
---------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.50%                9.20%            $ 10,920.25           $  53.43
---------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.50%               14.12%            $ 11,411.66           $  55.83
---------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.50%               19.25%            $ 11,925.19           $  58.34
---------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.50%               24.62%            $ 12,461.82           $  60.97
---------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.50%               30.23%            $ 13,022.60           $  63.71
---------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.50%               36.09%            $ 13,608.62           $  66.58
---------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.50%               42.21%            $ 14,221.01           $  69.57
---------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.50%               48.61%            $ 14,860.95           $  72.70
---------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.50%               55.30%            $ 15,529.69           $  75.98
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 628.24
---------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS A SHARES
66   DWS SMALL CAP INDEX VIP

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.


o The Advisor or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a portfolio will achieve its goal.

A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the investment advisor for DWS RREEF Real Estate Securities VIP, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreements with DIMA were approved by the Board and are identical in substance to each portfolio's prior investment management agreement with DAMI.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   OTHER POLICIES AND RISKS   67

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:





PORTFOLIO NAME                               FEE PAID
--------------------------------------------------------------------------------
DWS Bond VIP                                    0.38%*
--------------------------------------------------------------------------------
DWS Growth & Income VIP                         0.40%*
--------------------------------------------------------------------------------
DWS Capital Growth VIP                          0.38%*
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                   0.93  %
--------------------------------------------------------------------------------
DWS International VIP                          0.79  %
--------------------------------------------------------------------------------
DWS Health Care VIP                            0.70  %
--------------------------------------------------------------------------------
DWS RREEF Real Estate Securities VIP            0.66%*
--------------------------------------------------------------------------------
DWS Equity 500 Index VIP                        0.18%*
--------------------------------------------------------------------------------
DWS Small Cap Index VIP                         0.33%*
--------------------------------------------------------------------------------



* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Effective June 1, 2006, DWS Bond VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Growth & Income VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Capital Growth VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Global Opportunities VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.890% of the portfolio's average daily net assets up to $500 million, 0.875% of the next $500 million, 0.860% of the next $1 billion and 0.845% thereafter.

Effective June 1, 2006, DWS International VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.790% of the portfolio's average daily net assets up to $500 million and 0.640% thereafter.

Effective June 1, 2006, DWS Health Care VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.640% of the next $750 million, 0.615% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% thereafter.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
68   THE INVESTMENT ADVISOR

PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.


AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS RREEF REAL ESTATE SECURITIES VIP


RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities VIP. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Real Estate Securities VIP.

RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities VIP and conducts research that leads to these purchase and sale decisions.


RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP


Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.



LEGAL PROCEEDINGS

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      PORTFOLIO SUBADVISORS   69
improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
70   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS


The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class A shares of each portfolio. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.


Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.


Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.


Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   71

BUYING AND SELLING SHARES


Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


Each portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.


o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.


o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
72   YOUR INVESTMENT IN THE PORTFOLIOS
do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

Portfolio policies include:


o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and



o for each portfolio that invests some portion of its assets in foreign securities - each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How each Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.


These policies and procedures may be modified and terminated at any time.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO BUY AND SELL SHARES

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in any portfolio.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   73

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .40% of sales of each portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
74   YOUR INVESTMENT IN THE PORTFOLIOS

HOW EACH PORTFOLIO CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, each portfolio uses the following equation:




                     TOTAL ASSETS - TOTAL LIABILITIES
                    ---------------------------             = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares for each portfolio is the NAV.


We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS


Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.


All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   75

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
76   DISTRIBUTIONS

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.





DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330



SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507

                                  MAY 1, 2007






                                   PROSPECTUS



                                    CLASS B

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP



DWS CAPITAL GROWTH VIP



DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS

DWS RREEF REAL ESTATE SECURITIES VIP

DWS EQUITY 500 INDEX VIP


DWS EQUITY 500 INDEX VIP - CLASS B2


DWS SMALL CAP INDEX VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                 [DWS SCUDDER LOGO APPEARS HERE]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3      DWS Bond VIP
 12      DWS Growth & Income VIP
 19      DWS Capital Growth VIP
 26      DWS Global Opportunities VIP
 34      DWS International VIP
 41      DWS Health Care VIP
 48      DWS RREEF Real Estate Securities VIP
 55      DWS Equity 500 Index VIP
 66      DWS Small Cap Index VIP
 73      Other Policies and Risks
 73      The Investment Advisor
 75      Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS




78      Buying and Selling Shares
81      How each Portfolio Calculates Share Price
81      Distributions
82      Taxes




HOW EACH PORTFOLIO WORKS


Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.


Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BOND VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).


In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The subadvisor has a dedicated Core Plus Investment Team which is responsible for portfolio oversight, plus sector allocation decisions, product design, and risk management. This team is comprised of senior investment professionals from each of the subadvisor's sector specialist investment teams (US Core, High Yield, Emerging Debt, and International Bonds). The sector specialist teams are responsible for identifying value within each sector and for contributing to plus sector level relative value analysis.

Once allocation targets for each broad fixed income sector are set, the sector specialist teams consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the subadvisor typically:


o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.


The subadvisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the US Core Credit team broadens the opportunity set to include the full credit spectrum (AAA to BB/B). Portfolio construction is driven by bottom-up issue selection consistent with the investment grade process.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES. In selecting these securities for investment, the subadvisor follows a bottom-up, relative value strategy. The subadvisor looks to purchase foreign securities that offer incremental value over US Treasuries. The subadvisor invests in a focused



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   3
fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The subadvisor sells securities or exchanges currencies when they meet their target price objectives or when the subadvisor revises price objectives downward. In selecting emerging market securities, the subadvisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use other various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
4   DWS BOND VIP

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   5

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 2, 2005. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







   5.25      5.29      4.99      6.21      3.88      1.49      0.82      0.90      2.72      4.33
  1997      1998      1999      2000      2001      2002      2003      2004      2005      2006








               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.92%, Q4 2000              WORST QUARTER: -2.33%, Q2 2004
2007 TOTAL RETURN AS OF MARCH 31: 1.43%


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
6   DWS BOND VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                      1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                     4.33           4.78           5.32
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                   4.33           5.06           6.24
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                    0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                    0.25
--------------------------------------------------------------------------------
Other Expenses 2                                    0.30
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     1.04
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3, 4          0.01
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3, 4                  1.03
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

4 Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 1.03% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $105           $330           $573         $1,270
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   7

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
     Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.

   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
8   DWS BOND VIP

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS BOND VIP - CLASS B





YEARS ENDED DECEMBER 31,                                             2006                 2005A
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  6.97               $ 6.88
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income b                                               .30                  .18
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment               ( .01)               ( .09)
  transactions
-------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                      .29                  .09
-------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                               ( .24)                   -
-------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                        ( .01)                   -
-------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                 ( .25)                   -
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  7.01               $ 6.97
-------------------------------------------------------------------------------------------------------
Total Return (%)                                                    4.33d                  1.31**
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   1                  .5
-------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions(%)                       1.04                 1.04*
-------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions(%)                         .99                 1.04*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income(%)                                     4.45                 3.86*
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)c                                            179                  187
-------------------------------------------------------------------------------------------------------



a For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

b   Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 186% and 197% for the years ended December 31, 2006 and December 31, 2005, respectively.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
10   DWS BOND VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1               5.0%                 1.03%                3.97%            $ 10,397.00          $   105.04
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.04%                8.09%            $ 10,808.72          $   110.27
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.04%               12.37%            $ 11,236.75          $   114.64
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.04%               16.82%            $ 11,681.72          $   119.18
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.04%               21.44%            $ 12,144.32          $   123.90
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.04%               26.25%            $ 12,625.23          $   128.80
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.04%               31.25%            $ 13,125.19          $   133.90
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.04%               36.45%            $ 13,644.95          $   139.20
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.04%               41.85%            $ 14,185.29          $   144.72
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.04%               47.47%            $ 14,747.03          $   150.45
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,270.10
-------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS B SHARES
                                                               DWS BOND VIP   11

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The managers may favor securities from different industries and companies at different times.

The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when it believes the stock's fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
12   DWS GROWTH & INCOME VIP

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   13

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 1, 1997. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  30.15       6.95      5.48      -2.33      -11.56      -23.40     26.55       9.78      5.73     13.28
  1997       1998      1999      2000        2001        2002       2003       2004      2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.70%, Q2 1997              WORST QUARTER: -16.88%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: -0.83%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------------
Portfolio - Class B                          13.28           4.97           4.93
--------------------------------------------------------------------------------------
Russell 1000 Index                           15.46           6.82           8.64
--------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19           8.42
--------------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

The Russell 1000 Index replaces the S&P 500 as the portfolio's benchmark index because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
14   DWS GROWTH & INCOME VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                    0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                    0.25
--------------------------------------------------------------------------------
Other Expenses 2,  3                                 0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     0.90
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 4, 5          0.03
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 4, 5                  0.87
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS Large Cap Core VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

5 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares           $89           $278           $489         $1,099
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   15

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.


   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.


   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Senior portfolio manager for Global Strategies: New York.


   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.


   o Senior portfolio manager for Global Quantitative Equity: New York.


   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
16   DWS GROWTH & INCOME VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS GROWTH & INCOME VIP - CLASS B





YEARS ENDED DECEMBER 31,                                     2006        2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    9.68    $  9.25    $  8.47    $  6.75    $   8.87
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                              .09c           .07        .09        .05         .05
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment         1.19        .45        .73       1.73      ( 2.12)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              1.28        .52        .82       1.78      ( 2.07)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                       (  .06)     ( .09)     ( .04)     ( .06)     (  .05)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   10.90    $  9.68    $  9.25    $  8.47    $   6.75
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          13.28b,c      5.73b        9.78      26.55      (23.40)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           52         47         33         18           7
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions(%)                  .94        .95        .89        .85         .82
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)                   .89        .89        .89        .85         .82
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)                    .89c           .75       1.04        .65         .67
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      105        115         33         37          66
-------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   17

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.87%                4.13%            $ 10,413.00           $    88.80
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.87%                8.43%            $ 10,843.06           $    92.46
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.87%               12.91%            $ 11,290.88           $    96.28
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.90%               17.54%            $ 11,753.80           $   103.70
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.90%               22.36%            $ 12,235.71           $   107.95
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.90%               27.37%            $ 12,737.37           $   112.38
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.90%               32.60%            $ 13,259.60           $   116.99
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.90%               38.03%            $ 13,803.25           $   121.78
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.90%               43.69%            $ 14,369.18           $   126.78
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.90%               49.58%            $ 14,958.32           $   131.97
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,099.09
-------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
18   DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500 (Reg. TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg. TM) Growth Index (as of February 28, 2007, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $13.6 billion and $5.6 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The portfolio may also invest in other types of equities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   19

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may make sense for investors seeking long-term growth.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
20   DWS CAPITAL GROWTH VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 12, 1997. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  35.45      22.94      34.88       -10.13      -19.64      -29.37     26.51       7.56      8.51      8.17
  1997       1998       1999        2000        2001        2002       2003       2004      2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 25.75%, Q4 1998             WORST QUARTER: -20.09%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 0.72%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                          1 YEAR        5 YEARS        10 YEARS
-----------------------------------------------------------------------------------
Portfolio - Class B                         8.17           2.44           6.23
-----------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index          15.79           6.19           8.42
-----------------------------------------------------------------------------------
Russell 1000 Growth Index                   9.07           2.69           5.44
-----------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index with higher price-to-book ratios and higher forecasted growth values.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   21

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
-------------------------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio
assets
-------------------------------------------------------------------------------------------------------------------
Management Fee 1                            0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25
--------------------------------------------------------------------------------
Other Expenses 2, 3                         0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 4           0.82
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS All Cap Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.86% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares           $84           $262           $455         $1,014
--------------------------------------------------------------------------------



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
22   DWS CAPITAL GROWTH VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.

   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.

   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.


   o BBA, University of Wisconsin - Madison; MBA, Marquette University.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   23

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS CAPITAL GROWTH VIP - CLASS B





YEARS ENDED DECEMBER 31,                                    2006         2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  16.81    $  15.59    $  14.52    $  11.49    $  16.29
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                              .06c           .04         .09         .03         .02
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        1.31        1.28        1.01        3.02      ( 4.81)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             1.37        1.32        1.10        3.05      ( 4.79)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                      (  .03)     (  .10)     (  .03)     (  .02)     (  .01)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  18.15    $  16.81    $  15.59    $  14.52    $  11.49
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          8.17b,c       8.51b         7.56       26.51      (29.37)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         107          73          23          15         .89
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions(%)                 .91         .89         .88         .87         .76
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)                  .86         .86         .88         .87         .76
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)                    .36c           .24         .60         .25         .13
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                                      16          17          15          13          25
-------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been less had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
24   DWS CAPITAL GROWTH VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.82%               13.07%            $ 11,307.15           $    90.86
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.82%               17.80%            $ 11,779.79           $    94.66
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.82%               22.72%            $ 12,272.18           $    98.61
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.82%               27.85%            $ 12,785.16           $   102.74
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.82%               33.20%            $ 13,319.58           $   107.03
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.82%               38.76%            $ 13,876.34           $   111.50
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.82%               44.56%            $ 14,456.37           $   116.16
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.82%               50.61%            $ 15,060.64           $   121.02
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 1,013.50
-------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   25

DWS GLOBAL OPPORTUNITIES VIP



THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2007, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


ANALYSIS OF GLOBAL THEMES. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.




OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
26   DWS GLOBAL OPPORTUNITIES VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock portfolios, an important factor with this portfolio is how stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:


o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.


This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 12, 1997. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  12.10      16.18      65.63       -5.42      -24.96      -20.07     48.77      23.12      18.06      21.88
  1997       1998       1999       2000        2001        2002       2003       2004       2005       2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 40.82%, Q4 1999             WORST QUARTER: -21.44%, Q3 2001
2007 TOTAL RETURN AS OF MARCH 31: 5.35%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                      1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                     21.88          16.07          12.42
--------------------------------------------------------------------------------
S&P/Citigroup Extended Market
Index                                   22.39          17.62          11.16
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


The S&P/CITIGROUP EXTENDED MARKET INDEX is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
---------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio
assets
---------------------------------------------------------------------------------
Management Fee 1                            0.99%
---------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25
---------------------------------------------------------------------------------
Other Expenses 2                            0.27
---------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES 3           1.51
---------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares          $154           $477           $824         $1,802



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.

   o Over 14 years of investment industry experience.

   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS GLOBAL OPPORTUNITIES VIP - CLASS B





YEARS ENDED DECEMBER 31,                                      2006          2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 14.84       $  12.62    $  10.25    $  6.89    $   8.62
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                              (  .00)b,d        .03      (  .01)     .00b       (  .02)
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        3.24           2.24        2.38       3.36      ( 1.71)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             3.24           2.27        2.37       3.36      ( 1.73)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                      (  .15)        (  .05)          -          -           -
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  17.93       $  14.84    $  12.62    $ 10.25    $   6.89
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          21.88c,d        18.06c      23.12c       48.77      (20.07)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          37             33          24         13           4
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               1.51           1.54        1.52       1.43        1.44
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.31           1.24        1.39       1.43        1.44
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (  .03)d          .25      (  .12)       .03      (  .28)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     28             30          24         41          47
-------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Amount is less than $.005.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.51%                3.49%            $ 10,349.00          $   153.63
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.51%                7.10%            $ 10,710.18          $   159.00
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.51%               10.84%            $ 11,083.97          $   164.55
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.51%               14.71%            $ 11,470.80          $   170.29
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.51%               18.71%            $ 11,871.13          $   176.23
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.51%               22.85%            $ 12,285.43          $   182.38
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.51%               27.14%            $ 12,714.19          $   188.75
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.51%               31.58%            $ 13,157.92          $   195.33
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.51%               36.17%            $ 13,617.13          $   202.15
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.51%               40.92%            $ 14,092.36          $   209.21
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,801.52
-------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The team screens for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS


While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.


For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
34   DWS INTERNATIONAL VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.


o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.


o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   35

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
36   DWS INTERNATIONAL VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 8, 1997. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







   8.79     18.28      54.13       -21.89      -30.81      -18.62     27.52      16.24      15.71      25.44
  1997      1998       1999        2000        2001        2002       2003       2004       2005       2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.00%, Q4 1999             WORST QUARTER: -18.82%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.66%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                   1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Portfolio - Class B                  25.44          11.85           6.50
--------------------------------------------------------------------------------
MSCI EAFE (Reg. TM) Index            26.34          14.98           7.71
--------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   37

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                      CLASS B
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee 1                                  0.84%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                  0.25
-------------------------------------------------------------------------------
Other Expenses 2, 3                               0.27
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.36
-------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 4           0.02
-------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 4                   1.34
-------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Restated and estimated to reflect the acquisition of DWS Foreign Value VIP on December 11, 2006.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in the "1 Year" period and three years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $136           $425           $739         $1,630
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGER
The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
38   DWS INTERNATIONAL VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS INTERNATIONAL VIP - CLASS B





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.82     $  9.48     $  8.24    $  6.50    $   8.03
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)a                             .24c           .12         .06        .07         .04
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.50        1.35        1.27       1.71      ( 1.53)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.74        1.47        1.33       1.78      ( 1.49)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .18)     (  .13)      ( .09)     ( .04)     (  .04)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  13.38     $ 10.82     $  9.48    $  8.24    $   6.50
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          25.44b      15.71b      16.24b       27.52      (18.62)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         51          40          35         24           8
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.37        1.41        1.38       1.32        1.28
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.36        1.37        1.35       1.32        1.28
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  1.94c         1.24         .74       1.05         .48
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   105          59          73        119         123
-------------------------------------------------------------------------------------------------------------------



a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   39

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.34%                3.66%            $ 10,366.00          $   136.45
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.34%                7.45%            $ 10,745.40          $   141.45
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.34%               11.39%            $ 11,138.68          $   146.62
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.36%               15.44%            $ 11,544.12          $   154.24
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.36%               19.64%            $ 11,964.33          $   159.86
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.36%               24.00%            $ 12,399.83          $   165.68
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.36%               28.51%            $ 12,851.19          $   171.71
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.36%               33.19%            $ 13,318.97          $   177.96
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.36%               38.04%            $ 13,803.78          $   184.43
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.36%               43.06%            $ 14,306.24          $   191.15
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,629.55
-------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
40   DWS INTERNATIONAL VIP

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS


While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   41

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.


SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
42   DWS HEALTH CARE VIP

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  -23.21      33.21       9.17      8.06      5.77
   2002       2003       2004      2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 14.98%, Q2 2003             WORST QUARTER: -15.67%, Q2 2002
2007 TOTAL RETURN AS OF MARCH 31: 3.32%


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   43

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                          1 YEAR        5 YEARS        SINCE INCEPTION*
-----------------------------------------------------------------------------------------
Portfolio - Class B                         5.77           5.00               5.51
-----------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index          15.79           6.19               4.05
-----------------------------------------------------------------------------------------
Goldman Sachs Healthcare Index              5.42           4.09               4.04
-----------------------------------------------------------------------------------------



*   Portfolio inception: May 1, 2001. Index comparisons begin April 30, 2001.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio
assets
--------------------------------------------------------------------------------
Management Fee 1                            0.77%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25
--------------------------------------------------------------------------------
Other Expenses 2                            0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             1.28
--------------------------------------------------------------------------------



1 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Class B shares          $130           $406           $702         $1,545
-------------------------------------------------------------------------------



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
44   DWS HEALTH CARE VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

   o Over 15 years of investment industry experience.

   o BS, MBA, University of Illinois.


Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.


   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/

     portfolio manager for Eastern European equity.

   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   45

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS HEALTH CARE VIP - CLASS B





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003       2002A
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 12.87    $  11.91    $  10.91    $  8.19     $ 8.09
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)b                             (  .06)c    (  .07)     (  .08)    (  .07)     ( .04)
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment        .79        1.03        1.08       2.79        .14
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                             .73         .96        1.00       2.72        .10
-------------------------------------------------------------------------------------------------------------------
Less Distributions from:
 Net realized gain on transactions                         (  .05)          -           -          -          -
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 13.55    $  12.87    $  11.91    $ 10.91     $ 8.19
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          5.77c          8.06        9.17      33.21       1.24**
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         21          23          20         11        .3
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                        1.28        1.27        1.27       1.26       1.16*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                  (  .42)c    (  .57)     (  .68)    (  .63)     ( .92)*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    47          43          77         64         53
-------------------------------------------------------------------------------------------------------------------



a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

b   Based on average shares outstanding during the period.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

*   Annualized

**   Not annualized


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
46   DWS HEALTH CARE VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.28%                3.72%            $ 10,372.00          $   130.38
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.28%                7.58%            $ 10,757.84          $   135.23
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.28%               11.58%            $ 11,158.03          $   140.26
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.28%               15.73%            $ 11,573.11          $   145.48
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.28%               20.04%            $ 12,003.63          $   150.89
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.28%               24.50%            $ 12,450.16          $   156.50
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.28%               29.13%            $ 12,913.31          $   162.33
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.28%               33.94%            $ 13,393.68          $   168.36
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.28%               38.92%            $ 13,891.93          $   174.63
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.28%               44.09%            $ 14,408.71          $   181.12
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,545.18
-------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS B SHARES
                                                        DWS HEALTH CARE VIP   47

DWS RREEF REAL ESTATE SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio's investment objectives are long-term capital appreciation and current income.


The portfolio invests primarily in real estate securities. Under normal circumstances, the portfolio will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of an investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.


A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

The portfolio managers look for real estate securities they believe will provide superior returns to the portfolio over the long term, and attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.


To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Their analysis also includes the companies' management structure, financial structure and business strategies. The goal of this analysis is to determine which of the issuers the portfolio managers believe will be the most profitable to the portfolio over the long term. The portfolio managers also consider the effect of the real estate securities markets in general when making investment decisions. The portfolio managers do not attempt to time the market.


A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.


Based on its recent purchases, the portfolio managers expect that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.


If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The portfolio managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

o a security is not fulfilling its investment purpose;

o a security has reached its optimum valuation; or


o a particular company or general economic conditions have changed.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objectives without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

When the portfolio managers believe that it is prudent, the portfolio may invest a portion of its assets in other types of instruments. These instruments may include short-term securities, bonds, notes, equity securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar instruments. Stock index futures contracts, a type of derivative security, can help the portfolio's



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
48   DWS RREEF REAL ESTATE SECURITIES VIP
cash assets remain liquid while performing more like stocks. The portfolio has a policy governing derivatives which prohibits leverage of the portfolio's assets by investing in a derivative. For example, the portfolio managers cannot invest in a derivative if it would be possible for the portfolio to lose more money than it invested.

As a temporary defensive measure, the portfolio managers could shift up to 100% of assets into investments such as money market securities and investment grade income producing debt securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objectives. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.




THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


CONCENTRATION RISK. The portfolio concentrates its investments in real estate securities, including REITs. A portfolio with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

o declines in property values;

o increases in property taxes, operating expenses, interest rates or competition;

o overbuilding;

o zoning changes; and

o losses from casualty or condemnation.


In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   49

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will work, and their use could cause lower returns or even losses to the portfolio.


Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the market value of the individual securities the portfolio owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The portfolio is designed for investors interested in an investment that seeks long-term capital appreciation and current income through investment in real estate securities.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  30.73      11.31      37.13
  2004       2005       2006








               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.92%, Q4 2004             WORST QUARTER: -6.81%, Q1 2005
2007 TOTAL RETURN AS OF MARCH 31: 3.18%


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
50   DWS RREEF REAL ESTATE SECURITIES VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         SINCE INCEPTION*
-------------------------------------------------------------------------------
Portfolio - Class B Shares                   37.13              28.59
-------------------------------------------------------------------------------
MSCI US REIT Index                           35.92              29.80
-------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79              14.70
-------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


*   Inception 5/1/2003. Index comparisons begin 4/30/2003.


MSCI US REIT INDEX is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract, or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                         CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.25
--------------------------------------------------------------------------------
Other Expenses 2                                     0.43
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                      1.68
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3, 4           0.26
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3, 4                   1.42
--------------------------------------------------------------------------------



1   Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.39% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

4 Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 1.42% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares          $145           $504           $888         $1,965
--------------------------------------------------------------------------------



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   51

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.


John F. Robertson, CFA
Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the portfolio in 2003.
   o Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

   o Over 16 years of investment industry experience.
   o MBA, Indiana University.

Jerry W. Ehlinger, CFA
Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in 2004.
   o Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
   o Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1995-2000.

   o Over 11 years of investment industry experience.

   o MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Manager of the portfolio.

   o Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in September 2004.
   o Prior to that, Principal at KG Redding and Associates, March
     2004-September 2004.

   o Prior to that, Director of RREEF from 1996-March 2004 and Deutsche Asset Management, Inc. from 2002-March 2004.
   o Over 11 years of investment industry experience.

Asad Kazim
Director of RREEF and Manager of the portfolio.

   o Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the portfolio in 2005.
   o Prior to that, Financial Analyst at Clarion CRA Securities from
     2000-2002.

   o Over seven years of investment industry experience.

   o BS, The College of New Jersey.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
52   DWS RREEF REAL ESTATE SECURITIES VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS RREEF REAL ESTATE SECURITIES VIP - CLASS B





YEARS ENDED DECEMBER 31,                                         2006      2005             2004            2003A
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 16.59    $  16.31         $  12.59        $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)b                                  .17          .25              .27           .24
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment         5.91         1.60             3.56          2.35
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              6.08         1.85             3.83          2.59
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                            -       (  .40)          (  .09)           -
-------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions                (  .32)      ( 1.17)          (  .02)           -
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                         (  .32)      ( 1.57)          (  .11)           -
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 22.35    $  16.59         $  16.31        $ 12.59
-------------------------------------------------------------------------------------------------------------------
Total Return (%)c                                             37.13        11.31            30.73         25.90**
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           40           34               31           10
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.70         1.71             1.67          2.61*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.46         1.46             1.50          1.50*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .92         1.43             1.99          3.07*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      61           70               84           10*
-------------------------------------------------------------------------------------------------------------------



a For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                       DWS RREEF REAL ESTATE SECURITIES VIP   53

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS RREEF REAL ESTATE SECURITIES VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 1.42%                3.58%            $ 10,358.00          $   144.54
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 1.68%                7.02%            $ 10,701.89          $   176.90
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 1.68%               10.57%            $ 11,057.19          $   182.78
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 1.68%               14.24%            $ 11,424.29          $   188.84
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 1.68%               18.04%            $ 11,803.57          $   195.11
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 1.68%               21.95%            $ 12,195.45          $   201.59
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 1.68%               26.00%            $ 12,600.34          $   208.28
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 1.68%               30.19%            $ 13,018.67          $   215.20
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 1.68%               34.51%            $ 13,450.89          $   222.34
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 1.68%               38.97%            $ 13,897.46          $   229.73
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 1,965.31
-------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
54   DWS RREEF REAL ESTATE SECURITIES VIP

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   55

S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX


The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
56   DWS EQUITY 500 INDEX VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:



o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   57

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  28.39      20.08       -9.46      -12.40      -22.51     27.83      10.32       4.42     15.24
  1998       1999       2000        2001        2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.14%, Q4 1998             WORST QUARTER: -17.26%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.53%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         5 YEARS        SINCE INCEPTION*
----------------------------------------------------------------------------------------------
Portfolio - Class B Shares                   15.24           5.63               5.48
----------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19               6.11
----------------------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.


* Portfolio inception: October 1, 1997. Index comparisons begin September 30, 1997.


STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
58   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS B2

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B2 shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B2 was September 16, 2005. In the bar chart and table, the performance figures for Class B2 before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B2. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B2
[BARGRAPHIC APPEARS HERE]







  28.24      19.94       -9.57      -12.51      -22.60     27.68      10.18       4.23     15.20
  1998       1999       2000        2001        2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.11%, Q4 1998             WORST QUARTER: -17.32%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 0.47%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                           1 YEAR         5 YEARS        SINCE INCEPTION*
-------------------------------------------------------------------------------------------
Portfolio - Class B2 Shares                  15.20           5.51               5.35
-------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500 Index            15.79           6.19               6.11
-------------------------------------------------------------------------------------------



* Portfolio inception: October 1, 1997. Index comparisons begin September 30, 1997.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   59

HOW MUCH INVESTORS PAY - CLASS B


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                        CLASS B
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                    0.29%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees            0.25
--------------------------------------------------------------------------------
Other Expenses 2                                    0.02
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                0.56
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3             0.03
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3                     0.53
--------------------------------------------------------------------------------



1   Includes a 0.10% administrative services fee.

2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class
    B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned
    5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B shares           $54           $173           $307           $696
--------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
60   DWS EQUITY 500 INDEX VIP

HOW MUCH INVESTORS PAY - CLASS B2

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.





FEE TABLE                                       CLASS B2
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee 1                                   0.29%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees           0.25
--------------------------------------------------------------------------------
Other Expenses 2                                   0.16
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               0.70
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursement 3            0.07
--------------------------------------------------------------------------------
NET ANNUAL OPERATING EXPENSES 3                    0.63
--------------------------------------------------------------------------------


1   Includes a 0.10% administrative services fee.


2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

3 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.


Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B2 shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.





EXAMPLE                 1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Class B2 shares           $64           $209           $375           $857
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGER


Brent Reeder is a Vice President at Northern Trust Investments, NA. Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.


The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   61

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS EQUITY 500 INDEX VIP - CLASS B





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003         2002A
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  13.10    $  12.72    $  11.63    $  9.20     $   11.27
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)b                                .21         .17         .20        .14           .09
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       1.78         .38         .99       2.40        ( 2.07)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            1.99         .55        1.19       2.54        ( 1.98)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .13)     (  .17)     (  .10)    (  .11)       (  .09)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  14.96    $  13.10    $  12.72    $ 11.63     $    9.20
-------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          15.24c         4.42     10.32c       27.83        (17.56)**
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         84          68          53         17             3
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions and/or
recoupments (%)                                               .53         .52         .53        .55           .55*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions and/or
recoupments (%)                                               .52         .52         .54        .55           .55*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    1.48        1.37        1.71       1.29          1.45*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     9          15           1          1            10
-------------------------------------------------------------------------------------------------------------------



a   For the period April 30, 2002 (commencement of operations) to December 31,
    2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
62   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.




DWS EQUITY 500 INDEX VIP - CLASS B2





YEARS ENDED DECEMBER 31,                                         2006            2005A
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  13.09          $ 12.94
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)b                                     .19              .05
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment            1.79              .10
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                 1.98              .15
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                          (  .11)               -
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  14.96          $ 13.09
-------------------------------------------------------------------------------------------------------------------
Total Return (%)c                                                15.20             1.16**
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              57               59
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    .67              .66*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     .63              .63*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         1.37             1.34*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          9               15
-------------------------------------------------------------------------------------------------------------------



a For the period September 16, 2005 (commencement of operations) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   63

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.53%                9.14%            $ 10,913.98           $  56.61
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.56%               13.99%            $ 11,398.56           $  62.48
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.56%               19.05%            $ 11,904.66           $  65.25
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.56%               24.33%            $ 12,433.22           $  68.15
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.56%               29.85%            $ 12,985.26           $  71.17
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.56%               35.62%            $ 13,561.81           $  74.33
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.56%               41.64%            $ 14,163.95           $  77.63
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.56%               47.93%            $ 14,792.83           $  81.08
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.56%               54.50%            $ 15,449.63           $  84.68
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 695.56
-------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
64   DWS EQUITY 500 INDEX VIP

                      DWS EQUITY 500 INDEX VIP - CLASS B2





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.70%               13.62%            $ 11,361.50           $  77.89
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.70%               18.50%            $ 11,850.04           $  81.24
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.70%               23.60%            $ 12,359.60           $  84.73
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.70%               28.91%            $ 12,891.06           $  88.38
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.70%               34.45%            $ 13,445.37           $  92.18
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.70%               40.24%            $ 14,023.53           $  96.14
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.70%               46.27%            $ 14,626.54           $ 100.28
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.70%               52.55%            $ 15,255.48           $ 104.59
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 857.00
-------------------------------------------------------------------------------------------------------------------




DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   65

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.




INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
66   DWS SMALL CAP INDEX VIP
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.


SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


STOCK MARKET RISK. As with most stock portfolios, the most important factor affecting this portfolio is how the stock market performs (to the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.


TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:


o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.


o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.


o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.


INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   67

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions might make it hard to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.


SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
68   DWS SMALL CAP INDEX VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.



ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BARGRAPHIC APPEARS HERE]







  -2.43      19.86       -4.11      1.82      -20.78     46.05      17.48       3.99     17.19
  1998       1999       2000       2001       2002       2003       2004       2005      2006








                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 22.95%, Q2 2003             WORST QUARTER: -21.30%, Q3 2002
2007 TOTAL RETURN AS OF MARCH 31: 1.80%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006





                                    1 YEAR         5 YEARS        SINCE INCEPTION*
--------------------------------------------------------------------------------------
Portfolio - Class B Shares            17.19          10.62               7.61
--------------------------------------------------------------------------------------
Russell 2000 Index                    18.37          11.39               8.21
--------------------------------------------------------------------------------------



Total returns would have been lower if operating expenses hadn't been reduced.

*   Portfolio inception: August 22, 1997. Index comparisons begin August 31,
    1997.

The RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.


Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   69

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.




FEE TABLE                                CLASS B
-------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES, deducted from portfolio
assets
-------------------------------------------------------------------------------
Management Fee 1                            0.45%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.25
-------------------------------------------------------------------------------
Other Expenses 2                            0.05
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             0.75
-------------------------------------------------------------------------------


1   Includes a 0.10% administrative services fee.


2 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.



Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------------
Class B shares           $77           $240           $417           $930
---------------------------------------------------------------------------------



THE PORTFOLIO MANAGER

Brent Reeder is a Vice President at Northern Trust Investments, NA. Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past five years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
70   DWS SMALL CAP INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS SMALL CAP INDEX VIP - CLASS B





YEARS ENDED DECEMBER 31,                                    2006        2005        2004       2003         2002A
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  14.39    $  14.34   $ 12.23     $  8.44      $   11.23
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)b                                .10         .07      .08         .07             .06
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investment       2.34         .43     2.05        3.80          ( 2.79)
  transactions
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                            2.44         .50     2.13        3.87          ( 2.73)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     (  .06)     (  .06)  (  .02)     (  .08)         (  .05)
-------------------------------------------------------------------------------------------------------------------
 Net realized gain on investment transactions              (  .66)     (  .39)       -           -          (  .01)
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                       (  .72)     (  .45)  (  .02)     (  .08)         (  .06)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  16.11    $  14.39   $ 14.34     $ 12.23      $    8.44
-------------------------------------------------------------------------------------------------------------------
Total Return (%)c                                           17.19        3.99    17.48       46.05          (24.34)**
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         68          45       35          18               2
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .72         .71      .73         .87             .88*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .70         .70      .70         .70             .70*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .68         .53      .66         .66            1.11*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    42          26       22          28              40
-------------------------------------------------------------------------------------------------------------------



a   For the period April 30, 2002 (commencement of operations) to December 31,
    2002.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   71

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS B





                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
-------------------------------------------------------------------------------------------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-------------------------------------------------------------------------------------------------------------------
   1              5.00%                 0.75%                4.25%            $ 10,425.00           $  76.59
-------------------------------------------------------------------------------------------------------------------
   2             10.25%                 0.75%                8.68%            $ 10,868.06           $  79.85
-------------------------------------------------------------------------------------------------------------------
   3             15.76%                 0.75%               13.30%            $ 11,329.96           $  83.24
-------------------------------------------------------------------------------------------------------------------
   4             21.55%                 0.75%               18.11%            $ 11,811.48           $  86.78
-------------------------------------------------------------------------------------------------------------------
   5             27.63%                 0.75%               23.13%            $ 12,313.47           $  90.47
-------------------------------------------------------------------------------------------------------------------
   6             34.01%                 0.75%               28.37%            $ 12,836.79           $  94.31
-------------------------------------------------------------------------------------------------------------------
   7             40.71%                 0.75%               33.82%            $ 13,382.35           $  98.32
-------------------------------------------------------------------------------------------------------------------
   8             47.75%                 0.75%               39.51%            $ 13,951.10           $ 102.50
-------------------------------------------------------------------------------------------------------------------
   9             55.13%                 0.75%               45.44%            $ 14,544.02           $ 106.86
-------------------------------------------------------------------------------------------------------------------
  10             62.89%                 0.75%               51.62%            $ 15,162.14           $ 111.40
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $ 930.32
-------------------------------------------------------------------------------------------------------------------




                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS

                                                                  CLASS B SHARES
72   DWS SMALL CAP INDEX VIP

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.


o The Advisor or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a portfolio will achieve its goal.

A complete list of each portfolio's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the investment advisor for DWS RREEF Real Estate Securities VIP, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreements with DIMA were approved by the Board and are identical in substance to each portfolio's prior investment management agreement with DAMI.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   OTHER POLICIES AND RISKS   73

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:





PORTFOLIO NAME                               FEE PAID
--------------------------------------------------------------------------------
DWS Bond VIP                                    0.38%*
--------------------------------------------------------------------------------
DWS Growth & Income VIP                         0.40%*
--------------------------------------------------------------------------------
DWS Capital Growth VIP                          0.38%*
--------------------------------------------------------------------------------
DWS Global Opportunities VIP                   0.93  %
--------------------------------------------------------------------------------
DWS International VIP                          0.79  %
--------------------------------------------------------------------------------
DWS Health Care VIP                            0.70  %
--------------------------------------------------------------------------------
DWS RREEF Real Estate Securities VIP            0.66%*
--------------------------------------------------------------------------------
DWS Equity 500 Index VIP                        0.18%*
--------------------------------------------------------------------------------
DWS Small Cap Index VIP                         0.33%*
--------------------------------------------------------------------------------



* Reflecting the effect of expense limitations and/or fee waivers then in effect.


Effective June 1, 2006, DWS Bond VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Growth & Income VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Capital Growth VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.390% of the portfolio's average daily net assets up to $250 million, 0.365% of the next $750 million and 0.340% thereafter.

Effective June 1, 2006, DWS Global Opportunities VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.890% of the portfolio's average daily net assets up to $500 million, 0.875% of the next $500 million, 0.860% of the next $1 billion and 0.845% thereafter.

Effective June 1, 2006, DWS International VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.790% of the portfolio's average daily net assets up to $500 million and 0.640% thereafter.

Effective June 1, 2006, DWS Health Care VIP pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.640% of the next $750 million, 0.615% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% thereafter.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
74   THE INVESTMENT ADVISOR

PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.


AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS RREEF REAL ESTATE SECURITIES VIP


RREEF America LLC ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities VIP. DIMA pays a fee to RREEF for acting as subadvisor to DWS RREEF Real Estate Securities VIP.

RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities VIP and conducts research that leads to these purchase and sale decisions.


RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP


Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.



LEGAL PROCEEDINGS

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      PORTFOLIO SUBADVISORS   75
improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
76   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS


The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of each portfolio and for DWS Equity 500 VIP only, Class B2 shares. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class B and Class B2 shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.


Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.


Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.


Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   77

BUYING AND SELLING SHARES


Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


Each portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.


o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.


o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
78   YOUR INVESTMENT IN THE PORTFOLIOS
do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio's policies as described in this prospectus and approved by the Board.

Portfolio policies include:


o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and



o for each portfolio that invests some portion of its assets in foreign securities - each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How each Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the Advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the Advisor and each portfolio reserve the right to terminate a separate account's ability to invest in a portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the Advisor and each portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.


These policies and procedures may be modified and terminated at any time.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO BUY AND SELL SHARES

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in any portfolio.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   79

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .40% of sales of each portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
80   YOUR INVESTMENT IN THE PORTFOLIOS

HOW EACH PORTFOLIO CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, each portfolio uses the following equation:




                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------             = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING



The price at which you buy and sell shares for each portfolio is the NAV.


We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS


Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.


All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   81

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
82   DISTRIBUTIONS

MARKETING AND DISTRIBUTION FEES

Class B and Class B2 Shares are referred to collectively as "Class B shares." DWS Scudder Distributors, Inc., a subsidiary of the Advisor, is each portfolio's distributor.


DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.


The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to each applicable portfolio's Class B shares. Under the plan, a portfolio may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.



DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                              DISTRIBUTIONS   83

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.





DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330



SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507




(05/01/07) 1b-A

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007



                              CLASS A AND B SHARES

                              DWS VARIABLE SERIES I


              Two International Place, Boston, Massachusetts 02110


This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the "Fund") dated May 1, 2007, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling (800) 778-1482, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of six portfolios (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The six portfolios are:


                                  DWS BOND VIP
                             DWS GROWTH & INCOME VIP
                             DWS CAPITAL GROWTH VIP
                          DWS GLOBAL OPPORTUNITIES VIP
                              DWS INTERNATIONAL VIP
                               DWS HEALTH CARE VIP

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................5
         General Investment Policies.........................................5
         Portfolio Holdings Information.....................................37

MANAGEMENT OF THE FUND......................................................38
         Investment Advisor.................................................38
         Subadvisor and Sub-subadvisor -- DWS Bond VIP.......................46
         Administrative Agreement...........................................47
         Compensation of Portfolio Managers.................................48


FUND SERVICE PROVIDERS......................................................66
         Principal Underwriter..............................................66
         Transfer Agent.....................................................68
         Custodian..........................................................69
         Independent Registered Public Accounting Firm......................69
         Legal Counsel......................................................69
         Fund Accounting Agent..............................................69


PORTFOLIO TRANSACTIONS......................................................70


PURCHASES AND REDEMPTIONS...................................................80

DIVIDENDS, CAPITAL GAINS AND TAXES..........................................85

NET ASSET VALUE.............................................................89

TRUSTEES AND OFFICERS.......................................................90


SHAREHOLDER COMMUNICATIONS.................................................121


FUND ORGANIZATION..........................................................121

PROXY VOTING GUIDELINES....................................................123

ADDITIONAL INFORMATION.....................................................124

FINANCIAL STATEMENTS.......................................................125

APPENDIX A.................................................................126

                             INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.       borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


3. For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


4. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

5. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities; or

7. make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):




1. to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

2. For all Portfolios (except DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. For all Portfolios (except DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

6. For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

7. to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8. to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9. to acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.


"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

Master/feeder Fund Structure

The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio's intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries;
(iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio's assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies


DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.


Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.


Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.


Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


Convertible Securities. Each Portfolio may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.


Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Ba by Moody's or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.


Impact of Large Redemptions and Purchases of Portfolio shares. From time to time, shareholders of the Portfolio may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause the Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Portfolio's performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact a Portfolio's expense ratio.


Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission
("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.


Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment-Grade Bonds. Each Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).


Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.



Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the "GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts ("REITs"). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Bond VIP hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Portfolio may accept various instruments if the investment adviser determines it is in the best interests of the Portfolio and consistent with the portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.




Securities Index Options. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See "Strategic Transactions and Derivatives.")


Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.



Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.



Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Strategic Transactions and Derivatives. A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in its portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio's assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.


Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios' prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.


The portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. ("DIMA") and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of a portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by a portfolio's Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DIMA or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.


Pursuant to an investment management agreement with each Portfolio (each an "Agreement," and collectively, the Agreements"), the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

The Board and the shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its Prospectus and SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.


Effective June 1, 2006, for all services provided under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:


                  Fund                       Management Fee Rate
                  ----                       -------------------

DWS Bond VIP                                0.390% to $250 million
                                            0.365% next $750 million
                                            0.340% thereafter
DWS Capital Growth VIP                      0.390% to $250 million
                                            0.365% next $750 million
                                            0.340% thereafter
DWS Global Opportunities VIP                0.890% first $500 million
                                            0.875% next $500 million
                                            0.860% next $1.0 billion
                                            0.845% thereafter
DWS Growth & Income VIP                     0.390% to $250 million
                                            0.365% next $750 million
                                            0.340% thereafter
DWS Health Care VIP                         0.665% to $250 million
                                            0.640% next $750 million
                                            0.615% next $1.5 billion
                                            0.595% next $2.5 billion
                                            0.565% next $2.5 billion
                                            0.555% next $2.5 billion
                                            0.545% next $2.5 billion
                                            0.535% thereafter
DWS International VIP                       0.790% to $500 million
                                            0.640% thereafter



In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.


The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.


The current Investment Management Agreements for all Portfolios, each dated June 1, 2006, were last renewed by the Trustees on September 20, 2006. Each Agreement continues in effect until September 30, 2007 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

For its investment management services, the Advisor received the amounts for the years as indicated, from each Portfolio:

                                      % of the average daily net asset
                                                  values of

                    Portfolio                  each Portfolio                   2006*                 2005*                 2004*
                    ---------                  --------------                   -----                 -----                 -----

DWS Bond VIP o                               0.380%                          $910,424^              865,302               825,230
DWS Growth & Income VIP**                    0.400%                        $1,359,770^            1,335,546               870,770
DWS Capital Growth VIP***                    0.380%                        $4,272,143^            4,421,003             3,322,815
DWS Global Opportunities VIP+                0.900%                        $3,165,067             2,754,030             2,073,565
DWS International VIP++                      0.790%                        $5,225,483             4,841,891             4,489,153
DWS Health Care VIP+++                       0.700%                          $879,239               959,087               925,788

* Prior to June 1, 2006, these fees included an administrative service fee.

^ $90,316 was waived for DWS Bond VIP, $72, 977 was waived for DWS Growth & Income VIP, and $325,012 was waived for DWS Capital Growth VIP.

o Prior to June 1, 2006, the investment management fee for DWS Bond VIP was calculated according to the following schedule: 0.475% of average daily net assets. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%,
         excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% for Class A shares and 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 0.63% for Class A shares and 1.03% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

** Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Growth & Income VIP was calculated according to the following schedule:
         0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.54% for Class A shares and 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010. For the year ended December 31, 2006, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the
         Management Agreement aggregating $72,977 and the amount charged aggregated $1,359,770, which was equivalent to an annual effective rate of 0.40% of the Portfolio's average daily net assets.

*** Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule:
         0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.468% and 0.454% for the fiscal years ended December 31, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.49% for Class A shares and 0.86% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. For the year ended December 31, 2006, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $325,012 and the amount charged aggregated $4,272,143 which was equivalent to an annual effective rate of 0.38% of the Portfolio's average daily net assets.

+ Prior to June 1, 2006, the investment management fee for DWS Global Opportunities VIP was calculated according to the following schedule:
         0.975% of average daily net assets. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.24%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

++ Prior to June 1, 2006, the investment management fee for DWS International VIP was calculated according to the following schedule:
         0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.87% and 0.858% for the fiscal years ended December 31, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DIMA performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.96% for Class A shares and 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

+++ Prior to June 1, 2006, the investment management fee for the DWS Health Care VIP was calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.



In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.



Subadvisor and Sub-subadvisor -- DWS Bond VIP


Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.


On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the "Aberdeen Subadvisory Agreement"). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio ("Sub-Subadvisory Agreement").

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio's investment objectives, policies and restrictions.


AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DIMA to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.


Administrative Agreement

The Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

For the period June 1, 2006 through December 31, 2006, DIMA received the following amounts as compensation for administrative services to the Portfolios:

                                                              Unpaid at December
                                                2006                  31, 2006
                                               ----                   ---------

DWS Bond VIP                                  $126,522                $18,643
DWS Growth & Income VIP                       $186,676                $28,068
DWS Capital Growth VIP                        $596,449                $99,375
DWS Global Opportunities VIP                  $197,914                $31,078
DWS International VIP                         $393,235                $62,861
DWS Health Care VIP                            $71,620                $10,435





Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Portfolio.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Compensation of Portfolio Managers

Each Portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Compensation of Portfolio Managers of Sub-Advised Portion of the Fund

Remuneration of Personnel for DWS Bond VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset

Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest for DWS Bond VIP:

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable
Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.

                                                                           Dollar Range of                 Dollar Range of All
                                                      Name of             Portfolio Shares                      DWS Fund
Name of Portfolio                                Portfolio Manager              Owned                         Shares Owned
-----------------                                -----------------              -----                         ------------

DWS Bond VIP                          Gary W. Bartlett                             $0                              N/A
                                      Warren S. Davis, III                         $0                              N/A
                                      Thomas J. Flaherty                           $0                              N/A
                                      J. Christopher Gagnier                       $0                              N/A
                                      Daniel R. Taylor                             $0                              N/A
                                      Timothy C. Vile                              $0                              N/A
                                      William T. Lissenden                         $0                              N/A
                                      Brett Diment                                 $0                              N/A
                                      Annette Fraser                               $0                              N/A
                                      Anthony Fletcher                             $0                              N/A
                                      Nick Hart                                    $0                              N/A
                                      Stephen Ilott                                $0                              N/A
                                      Ian Winship                                  $0                              N/A
                                      Matthew Cobon                                $0                              N/A

DWS Growth & Income VIP               Robert Wang                                  $0                          $50,001 - $100,000
                                      Jin Chen                                     $0                          $100,001 - $500,000
                                      Julie Abbett                                 $0                          $50,001 - $100,000

DWS Capital Growth VIP                Julie M. Van Cleave                          $0(1)                         Over $1,000,000
                                      Jack A. Zehner                               $0(2)                       $50,001 - $100,000
                                      Thomas J. Schmid                             $0(3)                       $100,001 - $500,000

DWS Global Opportunities VIP          Joseph Axtell                                $0(4)                       $100,001 - $500,000
                                      Terrence S. Gray                             $0(5)                      $500,001 - $1,000,000

DWS International VIP                 Matthias Knerr                               $0                         $500,001 - $1,000,000

DWS Health Care VIP                   Leefin Lai                                   $0(6)                       $100,001 - $500,000

(1) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(2) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(3) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,00 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(6) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most resent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                           Number of
                                                                                           Investment
                                                Number of           Total Assets of          Company             Total Assets of
                                                Registered           Registered           Accounts with             Performance-
Name of              Name of Portfolio          Investment           Investment            Performance-               Based Fee
Portfolio                 Manager               Companies            Companies              Based Fee                 Accounts
---------                 -------               ---------            ---------              ---------                 --------

DWS Bond VIP         Gary W. Bartlett               10            $3,328,055,597                0                          $0
                     Warren S. Davis, III           10            $3,328,055,597                0                          $0
                     Thomas J. Flaherty             10            $3,328,055,597                0                          $0
                     J. Christopher Gagnier         10            $3,328,055,597                0                          $0
                     Daniel R. Taylor               10            $3,328,055,597                0                          $0
                     Timothy C. Vile                10            $3,328,055,597                0                          $0
                     William T. Lissenden           10            $3,328,055,597                0                          $0
                     Brett Dimet                     6              $612,000,000                0                          $0
                     Annette Fraser                  6              $612,000,000                0                          $0
                     Anthony Fletcher                6              $612,000,000                0                          $0
                     Nick Hart                       6              $612,000,000                0                          $0
                     Stephen Ilott                   6              $612,000,000                0                          $0
                     Ian Winship                     6              $612,000,000                0                          $0
                     Mathew Cobon                    6              $612,000,000                0                          $0



                                       53

                                                                                           Number of
                                                                                           Investment
                                                Number of           Total Assets of          Company             Total Assets of
                                                Registered           Registered           Accounts with             Performance-
Name of              Name of Portfolio          Investment           Investment            Performance-               Based Fee
Portfolio                 Manager               Companies            Companies              Based Fee                 Accounts
---------                 -------               ---------            ---------              ---------                 --------

DWS Growth           Robert Wang                    27            $8,747,904,497               0                           $0
& Income VIP         Jin Chen                       13            $3,847,286,625               0                           $0
                     Julie Abbett                   14            $4,455,416,571               0                           $0

DWS Capital          Julie M. Van Cleave             4            $4,626,316,277               0                           $0
Growth VIP           Jack A. Zehner                  4            $4,626,316,277               0                           $0
                     Thomas J. Schmid                4            $4,626,316,277               0                           $0

DWS Global           Joseph Axtell                   8            $3,207,535,682               0                           $0
Opportunities        Terrence S. Gray                5            $2,904,333,954               0                           $0
VIP

DWS                  Matthias Knerr                  3              $874,139,854               0                           $0
International
VIP

DWS Health           Leefin Lai                      1              $221,952,253               0                           $0
Care VIP

Other Pooled Investment Vehicles Managed:

                                                                                         Number of Pooled
                                                                                           Investment
                                                Number of           Total Assets of          Company             Total Assets of
                                                 Pooled                Pooled            Accounts with             Performance-
Name of              Name of Portfolio          Investment           Investment            Performance-               Based Fee
Portfolio                 Manager               Companies            Companies              Based Fee                 Accounts
---------                 -------               ---------            ---------              ---------                 --------

DWS Bond VIP         Gary W. Bartlett                7            $3,547,364,818               0                           $0
                     Warren S. Davis, III            7            $3,547,364,818               0                           $0
                     Thomas J. Flaherty              7            $3,547,364,818               0                           $0
                     J. Christopher Gagnier          7            $3,547,364,818               0                           $0
                     Daniel R. Taylor                7            $3,547,364,818               0                           $0
                     Timothy C. Vile                 7            $3,547,364,818               0                           $0
                     William T. Lissenden            7            $3,547,364,818               0                           $0
                     Brett Diment                   54            $8,305,900,000               0                           $0
                     Annette Fraser                 54            $8,305,900,000               0                           $0
                     Anthony Fletcher               54            $8,305,900,000               0                           $0
                     Nick Hart                      54            $8,305,900,000               0                           $0
                     Stephen Ilott                  54            $8,305,900,000               0                           $0
                     Ian Winship                    54            $8,305,900,000               0                           $0
                     Mathew Cobon                   54            $8,305,900,000               0                           $0



                                       54

                                                                                         Number of Pooled
                                                                                           Investment
                                                Number of           Total Assets of          Company             Total Assets of
                                                 Pooled                Pooled            Accounts with             Performance-
Name of              Name of Portfolio          Investment           Investment            Performance-               Based Fee
Portfolio                 Manager               Companies            Companies              Based Fee                 Accounts
---------                 -------               ---------            ---------              ---------                 --------

DWS Growth           Robert Wang                     7              $575,177,702               1                    $176,972,049
& Income VIP         Jin Chen                        3               $51,101,715               0                              $0
                     Julie Abbett                    3               $51,101,715               0                              $0

DWS Capital          Julie M. Van Cleave             1                $6,182,275               0                              $0
Growth VIP           Jack A. Zehner                  0                        $0               0                              $0
                     Thomas J. Schmid                0                        $0               0                              $0

DWS Global           Joseph Axtell                   0                        $0               0                              $0
Opportunities
VIP
                     Terrence S. Gray                1                $4,213,614               0                              $0

DWS                  Matthias Knerr                  0                        $0               0                              $0
International VIP

DWS Health           Leefin Lai                      0                        $0               0                              $0
Care VIP

Other Accounts Managed:

                                                                                         Number of Other           Total Assets of
                                                Number of                                Accounts with               Performance-
Name of              Name of Portfolio           Other           Total Assets of          Performance-               Based Fee
Portfolio                 Manager               Accounts          Other Accounts            Based Fee                 Accounts
---------                 -------               --------          --------------            ---------                 --------


DWS Bond VIP         Gary W. Bartlett              166           $22,038,393,708               3                   $143,301,706
                     Warren S. Davis, III          166           $22,038,393,708               3                   $143,301,706
                     Thomas J. Flaherty            166           $22,038,393,708               3                   $143,301,706
                     J. Christopher Gagnier        166           $22,038,393,708               3                   $143,301,706
                     Daniel R. Taylor              166           $22,038,393,708               3                   $143,301,706
                     Timothy C. Vile               166           $22,038,393,708               3                   $143,301,706
                     William T. Lissenden          166           $22,038,393,708               3                   $143,301,706
                     Brett Diment                  247           $19,165,700,000              14                 $4,000,000,000
                     Annette Fraser                247           $19,165,700,000              14                 $4,000,000,000
                     Anthony Fletcher              247           $19,165,700,000              14                 $4,000,000,000
                     Nick Hart                     247           $19,165,700,000              14                 $4,000,000,000
                     Stephen Ilott                 247           $19,165,700,000              14                 $4,000,000,000
                     Ian Winship                   247           $19,165,700,000              14                 $4,000,000,000
                     Mathew Cobon                  247           $19,165,700,000              14                 $4,000,000,000

DWS Growth &         Robert Wang                    40            $8,047,671,160               3                 $399,358,293
Income VIP           Jin Chen                        6              $763,894,039               0                           $0

                                       55

                     Julie Abbett                    6              $763,894,039               0                           $0

DWS Capital          Julie M. Van Cleave            11              $545,714,131               0                           $0
Growth VIP           Jack A. Zehner                 11              $545,714,131               0                           $0
                     Thomas J. Schmid               11              $545,714,131               0                           $0

DWS Global           Joseph Axtell                   1               $97,549,054               0                           $0
Opportunities VIP    Terrence S. Gray                3              $734,650,217               0                           $0

DWS                  Matthias Knerr                  3              $593,295,279               0                           $0
International VIP

DWS Health           Leefin Lai                      0                        $0               0                           $0
Care VIP

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Portfolio and also for other clients advised by the Advisor, including other client accounts managed by each Portfolio's management team. Investment decisions for each Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Portfolio. Purchase and sale orders for each Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the

         Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Portfolios may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information  announced by DeAM  regarding  the terms of the expected
settlements          will         be         made          available          at
www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see the Portfolios' prospectuses.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.


Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:



                 Class B Shares     Fiscal Year 2004       Fiscal Year 2005         Fiscal Year 2006
                 --------------     ----------------       ----------------         ----------------


DWS Bond VIP                                 *                $427                     $2,561

DWS Growth & Income VIP                $61,944                $104,192                 $117,433

DWS Capital Growth VIP                 $49,709                $138,501                 $185,189

DWS Global Opportunities VIP           $45,532                $68,421                  $87,390

DWS International VIP                  $70,912                $93,098                  $108,917

DWS Health Care VIP                    $40,385                $52,676                  $54,613


* As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent


DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Transfer Agent receives an annual service fee for each account of the Portfolio, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain  out-of-pocket  expenses  incurred  by  the  Transfer  Agent,  including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Portfolio or are paid directly by the Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Portfolio with the prior approval of the Portfolio's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.


Recordkeeping

Technically,   the   shareholders   of  the  Portfolios  of  the  Fund  are  the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares up to 0.15%.

These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian


Portfolio securities of the DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.


DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund's prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent


Prior to June 1, 2006, DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computed net asset value for the Portfolios. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each paid DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC had delegated certain fund accounting functions to SSB under each Portfolio's fund accounting agreement. The costs and expenses of such delegation were borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.



Portfolio                          Fiscal 2006*             Fiscal 2005              Fiscal 2004
---------                          ------------             -----------              -----------

DWS Bond VIP                       $63,430                  $135,150                 $119,718
DWS Growth & Income VIP            $34,909                  $93,605                  $66,951
DWS Capital Growth VIP             $69,474                  $146,442                 $119,838
DWS Global Opportunities VIP       $107,325                 $226,558                 $180,569
DWS International VIP              $186,914                 $374,978                 $372,264
DWS Health Care VIP                $27,283                  $63,666                  $72,604

* For the period from January 1, 2006 to May 31, 2006.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Bond VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                         of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------

Wachovia Capital Trust                                         $1,205
Merrill Lynch & Co., Inc.                                      $988
Sumitomo Mitsui Financial Group                                $890
Chinatrust Commercial Bank                                     $519
AES El Salvador Trust                                          $472
Arch Western Finance                                           $228
Banco Do Estado De Sao Paulo                                   $144

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                       of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)       (in thousands)
---------------------------------------------------       --------------

American International Group, Inc.                          $12,055
Bank of America Corp.                                       $11,239
Bank of New York Co., Inc.                                  $7,400
The Goldman Sachs Group, Inc.                               $2,379
Mellon Financial Corp.                                      $2,137
Merrill Lynch & Co., Inc.                                   $5,067
Morgan Stanley                                              $3,281
Wachovia Corp.                                              $7,201
UBS AG-Registered                                           $3,302
Unibanco                                                    $2,266

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)       (in thousands)
---------------------------------------------------       --------------

Bank of America Corp.                                        $16,412
The Goldman Sachs Group, Inc.                                $14,034
Lehman Brothers Holdings, Inc.                               $11,929
Merrill Lynch & Co., Inc.                                    $15,721
UBS AG-Registered                                            $10,278

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)       (in thousands)
---------------------------------------------------       --------------

Matsui Securities Co., Ltd.                                   $1,376
Anglo Irish Bank Corp., Plc                                   $9,568
Hypo Real Estate Hldgs                                        $5,942
Ashmore Group PLC                                             $3,632
Babcock & Brown, Ltd.                                         $4,660
Deutsche Boerse AG                                            $1,515
Jafco Co. Ltd.                                                $1,064
Nuveen Investments, Inc.                                      $3,881
Partners Group AG                                             $3,498
Piraeus Bank S.A.                                             $8,377
Wing Hang Bank Ltd.                                           $5,013
Yuanta Core Pacific Securities Co.                            $1,762

DWS International VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                          of December 31, 2006
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------         --------------

Alpha Bank AE                                                $5,338
Anglo Irish Bank Corp. Plc.                                  $8,287
Commerzbank AG                                               $8,543
Erste Bank Der Oesterreichischen Sparkassen                  $7,735
Hypo Real Estate Hldgs                                       $15,276
Mizuho Financial Group                                       $9,270
National Bank of Greece                                      $9,411
UBS AG-Registered                                            $14,840
Unicredito Italiano SpA                                      $14,712
Deutsche Boerse AG                                           $7,506
KBC Groupe                                                   $11,005
Shinsei Bank Ltd.                                            $5,900

DWS Health Care VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the last fiscal year, as applicable.

 Portfolio                                      Fiscal 2006
 ---------                                      -----------

 DWS Bond VIP                                   $0
 DWS Growth & Income VIP                        $665,539
 DWS Capital Growth VIP                         $395,143
 DWS Global Opportunities VIP                   $353,921
 DWS International VIP                          $2,158,975
 DWS Health Care VIP                            $164,212

In addition, for the fiscal year ended December 31, 2006:



                                                                Percentage of
                                 Percentage of                   Transactions                 Dollar Amount of
                                  Commissions                     Involving                   Commissions Paid
                               Paid to Affiliated            Commissions Paid to               to Brokers for
Portfolio                           Brokers                   Affiliated Brokers              Research Services
---------                           -------                   ------------------              -----------------
DWS Bond VIP                          0%                             0%                             $0
DWS Growth & Income VIP               0                              0                              $0
DWS Capital Growth VIP                0                              0                              $0
DWS Global Opportunities VIP          0                              0                              $0
DWS International VIP                 0                              0                              $0
DWS Health Care VIP                   0                              0                              $0

Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of
duplicate   broker   confirmations   and   quarterly   reporting  of
securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Portfolio's objective.


Portfolio turnover rates for the two most recent fiscal periods are as follows:


                                   12/31/05          12/31/06
                                   --------          --------

DWS Bond VIP                         187%               179%
DWS Growth & Income VIP              115%               105%
DWS Capital Growth VIP                17%                16%
DWS Global Opportunities VIP          30%                28%
DWS International VIP                 59%               105%
DWS Health Care VIP                   43%                47%



                            PURCHASES AND REDEMPTIONS


The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day .. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.


The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the "Advisor"), the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").


The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by the Portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .05% to .40% of sales of the Portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, the Portfolios have been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:


Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates

Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock

Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning

Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company
Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company
ICMG  Registered  Variable  Life
John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York
Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group  Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)

Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


                       DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, as the term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses and net tax-exempt interest income for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy. In general, for purposes of the 90% gross income requirement described in paragraph
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership; and

(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).


If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each  Portfolio  also  intends  to  comply  with  the  separate  diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the
Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings

"to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.



All Portfolios

Each Portfolio intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.


All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

                                 NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for regular trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Fund or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

------------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Fund                                                                              Number of Funds
 and Length of Time        Business Experience and                                                   in DWS Fund
 Served                    Directorships During the Past 5 Years                                     Complex Overseen
------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,               83
Chairperson since 2004     Center for Business Ethics, Bentley College; formerly, Partner, Palmer &
Board Member since         Dodge (1988-1990); Vice President of Corporate Affairs and General
1987                       Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for
                           Business Ethics, Bentley College; Trustee, Southwest Florida Community
                           Foundation (charitable organization); Former Directorships: Investment
                           Company Institute (audit, executive, nominating committees) and
                           Independent Directors Council (governance, executive committees)
------------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association of             81
 (1943)                    Public Television Stations; Becton Dickinson and Company(1) (medical
 Board Member since        technology company); Belo Corporation(1) (media company); Boston Museum
 1990                      of Science; Public Radio International. Former Directorships: American
                           Public Television; Concord Academy; New England Aquarium; Mass.
                           Corporation for Educational Telecommunications; Committee for Economic
                           Development; Public Broadcasting Service
------------------------------------------------------------------------------------------------------------------------

                                       90

------------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Fund                                                                              Number of Funds
 and Length of Time        Business Experience and                                                   in DWS Fund
 Served                    Directorships During the Past 5 Years                                     Complex Overseen
------------------------------------------------------------------------------------------------------------------------

Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of private            83
Board Member since         equity funds). Directorships: Progressive Holding Corporation (kitchen
1996                       goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The
                           Kennel Shop (retailer)
------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                       83
(1945)                     (1997-present); Member, Finance Committee, Association for Asian Studies
Board Member since         (2002-present); Director, Mitsui Sumitomo Insurance Group (US)
2005                       (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New             83
(1937)                     York University (since September 1965); Director, Japan Equity Fund,
Board Member since         Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000),
2006                       Singapore Fund, Inc. (since January 2000), National Bureau of Economic
                           Research (since January 2006). Formerly, Trustee, TIAA (pension funds)
                           (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds
                           (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds
                           (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds
                           (January 1985-January 2001)
------------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance             83
(1946)                     Department, The Wharton School, University of Pennsylvania (since July
Board Member since         1972); Co-Director, Wharton Financial Institutions Center (since July
2006                       2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division
                           (July 1995-June 2000); Director, Lauder Institute of International
                           Management Studies (July 2000-June 2006)
------------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since           83
(1933)                     1995). Formerly, Trustee of various investment companies managed by Sun
Board Member since         Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management
2006                       (1985-2001) and Weiss, Peck and Greer (1985-2005)
------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts                  83
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since         Foundation (charitable organization) (1994 to present); Trustee,
2006                       Executive Committee, Philadelphia Chamber of Commerce (2001 to present);
                           Director, Viasys Health Care(1) (since January 2007). Formerly,
                           Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education
                           (charitable organization) (2004-2005)
------------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                     83
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988); President,
2006                       John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual funds           83
(1946)                     managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Board Member since         Pension & Savings Trust Officer, Sprint Corporation(1)
2006                       (telecommunications) (November 1989-September 2003)
------------------------------------------------------------------------------------------------------------------------

                                       91

------------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Fund                                                                              Number of Funds
 and Length of Time        Business Experience and                                                   in DWS Fund
 Served                    Directorships During the Past 5 Years                                     Complex Overseen
------------------------------------------------------------------------------------------------------------------------

Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government                83
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P.
Board Member since         (law firm) (1978-1996). Directorships: The William and Flora Hewlett
1999                       Foundation; Service Source, Inc. Former Directorships: Mutual Fund
                           Directors Forum (2002-2004), American Bar Retirement Association
                           (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
------------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);                  81
(1936)                     formerly, President (interim) of Williams College (1999-2000); formerly,
Board Member since         President of certain funds in the Deutsche Asset Management family of
2002                       funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking);
                           American Science & Engineering (x-ray detection equipment). Former
                           Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak) Waste
                           Management, Inc. (solid waste disposal); formerly, Chairman and Member,
                           National Transportation Safety Board
------------------------------------------------------------------------------------------------------------------------

Interested Board Member

------------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Fund                                                                               Number of Funds
 and Length of Time        Business Experience and                                                    in DWS Fund
 Served                    Directorships During the Past 5 Years                                      Complex Overseen
------------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset           82
 (1958)                    Management Americas; CEO of DWS Scudder; formerly board member of DWS
 Board Member since        Investments, Germany (1999-2005); formerly, Head of Sales and Product
 2006                      Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division
                           in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
------------------------------------------------------------------------------------------------------------------------

Officers(3)

 Name, Year of Birth,       Business Experience and
 Position with the Fund
 and Length of Time Served  Directorships During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product
 President, 2006-present    Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                            Operations, Merrill Lynch Asset Management (1999-2000)
------------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
------------------------------------------------------------------------------------------------------------------------

                                       92

 Name, Year of Birth,       Business Experience and
 Position with the Fund
 and Length of Time Served  Directorships During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive
 (1963)                     Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004);
 Chief Financial Officer,   Vice President and Director of Mutual Fund Finance at UBS Global Asset Management
 2004-present               (1994-1998)
 Treasurer, 2005-present
------------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
------------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The Manufacturers
 (1957)                     Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
------------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager
 Anti-Money Laundering      for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for
 Compliance Officer,        AXA Financial (1999-2004)
 2007-present
------------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly, Director, Senior Vice
 (1951)                     President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 Chief Legal Officer,       (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)
 2006 - present
------------------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:               Vice President
Caroline Pearson:               Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Fund met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chairperson of the Board of the Portfolios since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry
P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Portfolios and their shareholders, and (ii) the distribution-related services provided to the Portfolios and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Portfolios, including the handling of pending or threatened litigation or regulatory action involving the Portfolios, (ii) general compliance matters relating to the Portfolios and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.




                                 Aggregate            Aggregate              Aggregate            Aggregate
                               Compensation          Compensation            Compensation        Compensation
                               from DWS Bond        from DWS Growth        from DWS Capital     from DWS Global
Name of Board Member               VIP               & Income VIP             Growth VIP        Opportunities  VIP
--------------------               ---               ------------             ----------        ------------------

Henry P. Becton, Jr.(3)(5)          $709                 $1,135                 $3,664              $1,092
Dawn-Marie Driscoll(2)(3)(4)(5)     $938                 $1,504                 $4,853              $1,444
Keith R. Fox(3)(4)(5)               $724                 $1,160                 $3,744              $1,115
Kenneth C. Froewiss(3)(4)(5)        $748                 $1,197                 $3,860              $1,151
Martin J. Gruber(3)(5)              $281                 $436                   $1,402              $439
Richard J. Herring(3)(4)(5)         $270                 $419                   $1,349              $421
Graham E. Jones(3)(4)(5)            $312                 $483                   $1,554              $487
Rebecca W. Rimel(3)(5)              $274                 $425                   $1,367              $428
Philip Saunders, Jr.(3)(4)(5)       $312                 $483                   $1,554              $487
William N. Searcy, Jr.(3)(4)(5)     $312                 $483                   $1,554              $487
Jean Gleason Stromberg(3)(4)(5)     $745                 $1,194                 $3,852              $1,149
Carl W. Vogt(3)(5)                  $709                 $1,135                 $3,664              $1,092


                                     Aggregate            Aggregate
                                    Compensation          Compensation         Total Compensation
                                     from DWS              from DWS           from Portfolios and
Name of Board Member               International VIP     Health Care VIP       DWS Fund Complex(1)
--------------------               -----------------     ---------------       -------------------

Henry P. Becton, Jr.(3)(5)              $2,058                  $437                     $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)         $2,722                  $579                     $251,000
Keith R. Fox(3)(4)(5)                   $2,102                  $447                     $195,000
Kenneth C. Froewiss(3)(4)(5)            $2,171                  $460                     $234,988
Martin J. Gruber(3)(5)                  $832                    $167                     $188,000
Richard J. Herring(3)(4)(5)             $796                    $160                     $184,000
Graham E. Jones(3)(4)(5)                $922                    $185                     $206,000

                                      113

                                     Aggregate            Aggregate
                                    Compensation          Compensation         Total Compensation
                                     from DWS              from DWS           from Portfolios and
Name of Board Member               International VIP     Health Care VIP       DWS Fund Complex(1)
--------------------               -----------------     ---------------       -------------------

Rebecca W. Rimel(3)(5)                  $811                    $162                     $185,000
Philip Saunders, Jr.(3)(4)(5)           $922                    $185                     $207,000
William N. Searcy, Jr.(3)(4)(5)         $922                    $185                     $206,000
Jean Gleason Stromberg(3)(4)(5)         $2,165                  $459                     $202,000
Carl W. Vogt(3)(5)                      $2,058                  $437                     $189,000

(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Portfolios(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS Fund Complex as of December 31, 2006.




                                                                              Aggregate Dollar Range of
                                            Dollar Range of               Ownership in all Funds Overseen by
                                           Beneficial Ownership                     Board Member
Board Member                             in DWS Variable Series I             in the DWS Fund Complex(2)
------------                             ------------------------             --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                               None                            Over $100,000
Dawn-Marie Driscoll                                None                            Over $100,000
Keith R. Fox                                       None                            Over $100,000
Kenneth C. Froewiss                                None                            Over $100,000
Martin J. Gruber                                   None                            Over $100,000
Richard J. Herring                                 None                            Over $100,000
Graham E. Jones                                    None                            Over $100,000
Rebecca W. Rimel                                   None                            Over $100,000
Philip Saunders, Jr.                               None                            Over $100,000
William N. Searcy, Jr.                             None                            Over $100,000
Jean Gleason Stromberg                             None                            Over $100,000

                                      114

                                                                              Aggregate Dollar Range of
                                            Dollar Range of               Ownership in all Funds Overseen by
                                           Beneficial Ownership                     Board Member
Board Member                             in DWS Variable Series I             in the DWS Fund Complex(2)
------------                             ------------------------             --------------------------

Carl W. Vogt                                       None                            Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                     None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Portfolio's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).



                                Owner and                                       Value of Securities on an   Percent of Class on an
Independent                  Relationship to                   Title of               Aggregate                  Aggregate
Board Member                  Board Member        Company       Class                   Basis                    Basis
------------                  ------------        -------       -----                   -----                    -----

Henry P. Becton, Jr.                                None
Dawn-Marie Driscoll                                 None
Keith R. Fox                                        None
Kenneth C. Froewiss                                 None
Martin J. Gruber                                    None
Richard J. Herring                                  None
Graham E. Jones                                     None
Rebecca W. Rimel                                    None
Philip Saunders, Jr.                                None
William N. Searcy, Jr.                              None
Jean Gleason Stromberg                              None
Carl W. Vogt                                        None


Securities Beneficially Owned

As of April 5, 2007, the Board Members and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Portfolio.

To the best of each Portfolio's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Bond VIP
------------

Name and Address of Investor
Ownership                                         Shares             % of Total Shares
---------                                         ------             -----------------


MUTUAL OF AMERICA                            13,649,433.96             44.30% of Class A
NEW YORK NY  10022-6815


MUTUAL OF AMERICA SEP ACCT 2                  6,293,584.09             20.43% of Class A
SAINT LOUIS MO  63122


KEMPER INVESTORS LIFE                         2,270,758.44              7.37% of Class A
ELGIN IL  60124-7836


LINCOLN BENEFIT LIFE ANNUTIY-270              2,042,811.99              6.63% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826


CHARTER NAT LIFE INS CO-HORIZON               1,639,070.89              5.32% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826


THE MANUFACTURES LIFE INS CO (USA)             147,743.00              52.34% of Class B
BOSTON MA  02116-3787


                                      116

Name and Address of Investor
Ownership                                         Shares             % of Total Shares
---------                                         ------             -----------------

METLIFE INSURANCE CO OF CT                     117,756.87              41.71% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


METLIFE LIFE & ANNUITY CO OF CT                16,800.69                5.95% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



DWS Growth & Income VIP
-----------------------



Name and Address of Investor Ownership           Shares               % of Total Shares
--------------------------------------           ------               -----------------


ZURICH DESTINATIONS FARMERS SVSII             6,577,377.21             27.08% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097


ALLMERICA LIFE SVSII                          6,420,102.78             26.44% of Class A
TOPEKA KS  66636-0001


CHARTER NAT LIFE INS CO-HORIZON               2,707,513.63             11.15% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826


STATE STREET BANK & TR CUST FBO               2,376,294.88              9.79% of Class A
SVSII SCUD GROWTH STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119


STATE STREET BANK & TR CUST FBO               1,701,788.85              7.01% of Class A
SVSII SCUD GRWTH & INC STRAT PORT
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119


THE MANUFACTURES LIFE INS CO (USA)            2,856,060.17             62.44% of Class B
BOSTON MA  02116-3787


METLIFE INSURANCE CO OF CT                      750,575.17              16.41%of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


METLIFE LIFE & ANNUITY CO OF CT                 587,977.69              12.85%of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432


UNITED OF OMAHA                                 341,289.89              7.46% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001


                                      117



DWS Capital Growth VIP
----------------------



Name and Address of Investor Ownership                Shares                    % of Total Shares
--------------------------------------                ------                    -----------------


ZURICH DESTINATIONS FARMERS SVSII                 16,762,087.46                 28.36% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097


ALLMERICA LIFE SVSII                               6,965,572.32                 11.79% of Class A
TOPEKA KS  66636-0001


CHARTER NAT LIFE INS CO-HORIZON                    3,796,093.63                  6.42% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826


MUTUAL OF AMERICA SEP ACCT 2                      15,045,015.22                 25.46% of Class A
SAINT LOUIS MO  63122


KEMPER INVESTORS LIFE                              5,697,962.27                  9.64% of Class A
ELGIN IL  60124-7836


MUTUAL OF AMERICA                                  5,615,328.35                  9.50% of Class A
NEW YORK NY  10022-6815


THE MANUFACTURES LIFE INS CO (USA)                 4,524,900.89                 81.44% of Class B
BOSTON MA  02116-3787


METLIFE INSURANCE CO OF CT                          448,280.74                   8.07% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


METLIFE LIFE & ANNUITY CO OF CT                     529,775.25                   9.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



DWS Global Opportunities VIP
----------------------------


Name and Address of Investor Ownership               Shares                    % of Total Shares
--------------------------------------               ------                    -----------------


THE MANUFACTURES LIFE INS CO (USA)                1,317,885.21                 65.59% of Class B
BOSTON MA  02116-3787


UNITED OF OMAHA                                    284,311.05                  14.15% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
OMAHA NE  68175-0001


METLIFE INSURANCE CO OF CT                         188,349.14                   9.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


                                      118


METLIFE LIFE & ANNUITY CO OF CT                    202,300.25                  10.07% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432




DWS International VIP
---------------------



Name and Address of Investor Ownership                Shares                    % of Total Shares
--------------------------------------                ------                    -----------------


ZURICH DESTINATIONS FARMERS SVSII                 10,399,120.15                 20.48% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097


ALLMERICA LIFE SVSII                               3,063,160.15                  6.03% of Class A
TOPEKA KS  66636-0001


CHARTER NAT LIFE INS CO-HORIZON                    3,398,582.28                  6.69% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826


MUTUAL OF AMERICA SEP ACCT 2                      12,564,029.08                 24.74% of Class A
SAINT LOUIS MO  63122


UNION CENTRAL ESP INTERNATIONAL                    3,836,472.99                  7.55% of Class A
CINCINNATI OH  45201-0179


METLIFE INV USA SEP ACCT A                         2,593,762.85                  5.11% of Class A
BOSTON MA  02116-3706


MUTUAL OF AMERICA                                  3,097,713.21                  6.10% of Class A
NEW YORK NY  10022-6815


THE MANUFACTURES LIFE INS CO (USA)                 2,805,883.17                 76.98% of Class B
BOSTON MA  02116-3787


METLIFE INSURANCE CO OF CT                           399,072.07                 10.95% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


METLIFE LIFE & ANNUITY CO OF CT                      379,702.54                 10.42% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432


                                      119



DWS Health Care VIP
-------------------



Name and Address of Investor Ownership                Shares                    % of Total Shares
--------------------------------------                ------                    -----------------


ZURICH DESTINATIONS FARMERS SVSII                   ,415,633.85                 77.09% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097


ALLMERICA LIFE SVSII                                ,362,739.57                 19.40% of Class A
TOPEKA KS  66636-0001


THE MANUFACTURES LIFE INS CO (USA)                  ,057,382.75                 73.32% of Class B
BOSTON MA  02116-3787


METLIFE INSURANCE CO OF CT                          228,195.71                  15.82% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


METLIFE LIFE & ANNUITY CO OF CT                     153,304.45                  10.63% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios' independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.


Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund's underwriter, DWS Scudder Distributors, Inc., at
(800) 778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.


                                FUND ORGANIZATION

General

DWS Variable Series I is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and
(d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Fund to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the Fund or the series involved, ratably according to the number of shares of the Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.


Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.


Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION


The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name "DWS Variable Series I" is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


The financial statements of DWS Variable Series I are comprised of the following:



         DWS Bond VIP
         DWS Growth & Income VIP
         DWS Capital Growth VIP
         DWS Global Opportunities VIP
         DWS International VIP
         DWS Health Care VIP


The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2006, and are hereby deemed to be part of this Statement of Additional Information.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                              DWS VARIABLE SERIES I

                            PART C. OTHER INFORMATION

Item 23.          Exhibits
--------          --------
                    (a)         (1)        Amended and Restated Declaration of Trust dated June 27, 2006 is filed herein.

                                (2)        Establishment and Designation of Series of Shares of Beneficial Interest,
                                           without Par Value.
                                           (Previously filed as Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (3)        Establishment and Designation of Series of Beneficial Interest, without
                                           Par Value dated February 9, 1996.
                                           (Previously filed as Exhibit 1(e)(1) to Post-Effective Amendment No. 22 to
                                           this Registration Statement.)

                                (4)        Amended Establishment and Designation of Series of Shares of Beneficial
                                           Interest, without Par Value dated April 15, 1988.
                                           (Previously filed as Exhibit 1(f) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (5)        Redesignation of Series.
                                           (Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (6)        Abolition of Series.
                                           (Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (7)        Amended Establishment and Designation of Series of Shares of Beneficial
                                           Interest, without Par Value, with respect to the Growth and Income
                                           Portfolio dated February 11, 1994.
                                           (Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (8)        Amended and Restated Establishment and Designation of Series of Shares of
                                           Beneficial Interest, without Par Value, dated February 22, 2001.
                                           (Previously filed as Exhibit (a)(10) to Post-Effective Amendment No. 31 to
                                           the Registration Statement.)

                                (9)        Establishment and Designation of Classes of Shares of Beneficial Interest,
                                           $.01 Par Value, on behalf of Health Sciences Portfolio, dated January 9,
                                           2002 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

                          (b)   (1)        By-Laws of the Registrant, dated June 27, 2006, are filed herein.

                          (c)              Inapplicable.


                                       2

                          (d)   (1)        Amended and Restated Investment Management Agreement, dated June 1, 2006, between the Registrant on behalf of DWS Bond VIP, DWS Capital Growth VIP,
                                           DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP
                                           and DWS International VIP, and Deutsche Investment Management Americas
                                           Inc. is filed herein.

                                (2)        Sub-Advisory Agreement, dated December 2, 2005, between Deutsche
                                           Investment Management Americas Inc. and Aberdeen Asset Management Inc. on
                                           behalf of DWS Bond VIP is filed herein.

                                (3)        Investment Sub-Sub-Advisory Agreement, dated December 2, 2005, between
                                           Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment
                                           Services Limited on behalf of DWS Bond VIP is filed herein.

                          (e)   (1)        Underwriting Agreement between the Registrant and Scudder Investor
                                           Services, Inc., is incorporated by reference to Post-Effective Amendment
                                           No. 33 to the Registration Statement as filed on April 30, 2002.

                                (2)        Underwriting Agreement between the Registrant and Scudder Distributors,
                                           Inc. dated September 30, 2002 is incorporated by reference to
                                           Post-Effective Amendment No. 35 to the Registration Statement filed on
                                           April 30, 2003.

                                (3)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Participating Insurance Companies.
                                           (Previously filed as Exhibit 6(b) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (4)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Carillon Investments, Inc. dated February 18, 1992.
                                           (Previously filed as Exhibit 6(c) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (5)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Aetna Life Insurance and Annuity Company dated
                                           April 27, 1992.
                                           (Previously filed as Exhibit 6(d) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (6)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and PNMR Securities, Inc. dated December 1, 1992.
                                           (Previously filed as Exhibit 6(e) to Post-Effective Amendment No. 23 to the Registration Statement.)

                          (f)              Inapplicable.

                          (g)   (1)        Custodian Contract between the Registrant and State Street Bank and Trust
                                           Company.
                                           (Previously filed as Exhibit 8(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (2)        Amendment to Custodian Contract between the Registrant and State Street
                                           Bank and Trust Company. (Previously filed as Exhibit (g)(2) to
                                           Post-Effective Amendment No. 30 to the Registration Statement.)


                                       3

                                (3)        Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                           Co. dated April 29, 1996.
                                           (Previously filed as Exhibit 8(a)(2) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (4)        Fee schedule for Exhibit (g)(2).
                                           (Previously filed as Exhibit 8(b)(1) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (5)        Revised Fee Schedule for Exhibit (g)(2) is incorporated by reference to
                                           Post-Effective Amendment No. 30 to the Registration Statement.

                          (h)   (1)        Amendment to Participation Agreement between the Registrant and Charter
                                           National Life Insurance Company dated June 30, 1991.
                                           (Previously filed as Exhibit 9(c)(4) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (2)        Participation Agreement between the Registrant and The Union Central Life
                                           Insurance Company dated February 18, 1992.
                                           (Previously filed as Exhibit 9(c)(5) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (3)        Participation Agreement between the Registrant and AEtna Life Insurance and Annuity Company dated April 27, 1992.
                                           (Previously filed as Exhibit 9(c)(6) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (4)        Participation Agreement between the Registrant and Safeco Life Insurance
                                           Companies dated December 31, 1992.
                                           (Previously filed as Exhibit 9(c)(7) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (5)        First Amendment to the Fund Participation Agreement between AEtna Life
                                           Insurance and Annuity Company and the Fund dated February 19, 1993.
                                           (Previously filed as Exhibit 9(c)(10) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (6)        Second Amendment to the Fund Participation Agreement between AEtna Life
                                           Insurance and Annuity Company and the Fund dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(11) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (7)        First Amendment to the Participation Agreement between Mutual of America
                                           Life Insurance Company, The American Life Insurance Company of New York
                                           and the Fund dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(12) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (8)        First Amendment to the Participation Agreement between The Union Central
                                           Life Insurance Company and the Fund dated September 30, 1993.
                                           (Previously filed as Exhibit 9(c)(13) to Post-Effective Amendment No. 23 to the Registration Statement.)


                                       4

                                (9)        Participation Agreement between the Registrant and American Life Assurance
                                           Corporation dated May 3, 1993.
                                           (Previously filed as Exhibit 9(c)(14) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (10)       Participation Agreement between the Registrant and AUSA Life Insurance
                                           Company, Inc. dated October 21, 1993.
                                           (Previously filed as Exhibit 9(c)(15) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (11)       Participation Agreement between the Registrant and Banner Life Insurance
                                           Company dated January 18, 1995.
                                           (Previously filed as Exhibit 9(c)(17) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (12)       Participation Agreement between the Registrant and Fortis Benefits
                                           Insurance Company dated June 1, 1994.
                                           (Previously filed as Exhibit 9(c)(18) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (13)       Participation Agreement between the Registrant and Lincoln Benefit Life
                                           Company dated December 30, 1993.
                                           (Previously filed as Exhibit 9(c)(19) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (14)       Participation Agreement between the Registrant and Charter National Life
                                           Insurance Company dated September 3, 1993.
                                           (Previously filed as Exhibit 9(c)(20)to Post-Effective Amendment No. 16 to
                                           this Registration Statement.)

                                (15)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1988.
                                           (Previously filed as Exhibit 9(c)(21) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (16)       First Amendment to Participation Agreement between the Registrant and
                                           Mutual of America Life Insurance Company dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(22) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (17)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1988.
                                           (Previously filed as Exhibit 9(c)(23) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (18)       First Amendment to Participation Agreement between the Registrant and
                                           Mutual of America Life Insurance Company dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(24) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (19)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1993.
                                           (Previously filed as Exhibit 9(c)(25) to Post-Effective Amendment No. 16 to this Registration Statement.)


                                       5

                                (20)       Participation Agreement between the Registrant and Paragon Life Insurance
                                           Company dated April 30, 1993.
                                           (Previously filed as Exhibit 9(c)(26) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (21)       Participation Agreement between the Registrant and Provident Mutual Life
                                           Insurance Company of Philadelphia dated July 21, 1993.
                                           (Previously filed as Exhibit 9(c)(27) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (22)       Participation Agreement between the Registrant and United of Omaha Life
                                           Insurance Company dated May 15, 1994.
                                           (Previously filed as Exhibit 9(c)(28) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (23)       First Amendment to the Participation Agreement between the Registrant and
                                           United of Omaha Life Insurance Company dated January 23, 1995.
                                           (Previously filed as Exhibit 9(c)(29) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (24)       Participation Agreement between the Registrant and USAA Life Insurance
                                           Company dated February 3, 1995.
                                           (Previously filed as Exhibit 9(c)(30) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (25)       Amendment to the Participation Agreement, the Reimbursement Agreement and
                                           the Participating Contract and Policy Agreement dated February 3, 1995.
                                           (Previously filed as Exhibit 9(c)(31) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (26)       Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                           Registration Statement.

                                (27)       Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                           Registration Statement.

                                (28)       Letter of Indemnity to the Independent Trustees dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                           Registration Statement.

                                (29)       Agency Agreement, dated May 1, 2001, between the Registrant and Scudder
                                           Investments Service Company is filed herein.

                                (30)       Amendment No. 1, dated June 11, 2002, to the Agency Agreement, dated May
                                           1, 2001, is filed herein.

                                (31)       Administrative Services Agreement, dated June 1, 2006 among DWS Variable
                                           Series I, on behalf DWS Bond VIP, DWS Capital Growth VIP, DWS Global
                                           Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS
                                           International VIP, and Deutsche Investment Management Americas Inc. is
                                           filed herein.

                                       6

                                (32)       Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between the
                                           Registrant and DWS Scudder Distributors, Inc. is filed herein.

                                (33)       Agency Agreement Fee Schedule, dated October 1, 2006, is filed herein.

                          (i)              Opinion and Consent of Counsel is incorporated by reference to
                                           Post-Effective Amendment No. 34 to the Registration Statement.

                          (j)              Consent of Independent Registered Public Accounting Firm is filed herein.

                          (k)              Inapplicable.

                          (l)              Inapplicable.

                          (m)              Master Distribution Plan for Class B shares pursuant to Rule 12b-1 dated
                                           February 9, 1996.
                                           (Previously filed as Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                          (n)              Form of DWS Funds Amended and Restated Multi-Distribution System Plan,
                                           pursuant to Rule 18f-3 is filed herein.

                          (p)   (1)        Code of Ethics for Deutsche Asset Management -- U.S., effective January 1,
                                           2007, is filed herein.

                                (2)        Code of Ethics for the Aberdeen Group, effective August 1, 2005 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                           Registration Statement.

                                (3)        Consolidated Code of Ethics - All Funds is incorporated by reference to
                                           Post-Effective Amendment No. 41 to the Registration Statement filed on
                                           April 28, 2006.

                          (q)              Power of Attorney is filed herein.

Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  Inapplicable.

Item 25.          Indemnification
--------          ---------------

                  A policy of insurance covering the Advisor, its subsidiaries including DWS Scudder Distributors, Inc., and all of the registered investment companies advised by the Advisor insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. No Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any Person, other than to the Fund or its Shareholders, in connection with Fund Property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability of the Fund, he shall not, on account thereof, be held to any personal liability. The Fund shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this
                  Section 4.l shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Fund to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Fund shall be liable to the Fund, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3 Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or officer of the Fund shall be indemnified by the Fund to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Fund or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund;

                           (iii)    in  the  event  of  a  settlement  or  other
                                    disposition    not    involving    a   final
                                    adjudication   (as   provided  in  paragraph
                                    (b)(i) or (b)(ii))  (whether  by  compromise
                                    payment,  pursuant  to a  consent  decree or
                                    otherwise)  resulting  in  a  payment  by  a
                                    Trustee or officer,  unless there has been a
                                    determination  that such  Trustee or officer
                                    did not engage in willful  misfeasance,  bad
                                    faith,    gross   negligence   or   reckless
                                    disregard of the duties involved in the conduct of his office:

                                    (A)      by  the   court   or   other   body
                                             approving  the  settlement or other
                                             disposition; or

                                    (B)      a reasonable  determination,  based
                                             upon a review of readily  available
                                             facts   (as   opposed   to  a  full
                                             trial-type  inquiry)  by (x) a vote
                                             of a majority of the  Disinterested
                                             Trustees   acting  on  the   matter
                                             (provided that a majority of the

                                             Disinterested   Trustees   then  in
                                             office act on the  matter);  or (y)
                                             written  opinion  of legal  counsel
                                             chosen   by  a   majority   of  the
                                             Trustees and  determined by them in
                                             their  reasonable  judgment  to  be
                                             independent.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Fund other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section
                           4.3 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Fund shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily
                                    available   facts  (as  opposed  to  a  full
                                    trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche  Investment  Management  Americas,  Inc.  (hereafter,
                  "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                           1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                           2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                           3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                           4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                           5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.



Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)

          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154


                                       11

                      (1)                             (2)                                  (3)

          DWS Scudder Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         Jason Vazquez                  Vice President and AML Compliance         AML Compliance Officer
         345 Park Avenue                Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606

         Anjie LaRocca                  Assistant Secretary                       None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable


Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Advisor, Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by DWS Scudder Investments Service Company, 210 West 10th Street, Kansas City, Missouri 64105, or DST Systems, Inc., the sub-transfer agent at 127 West 10th Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23rd day of April 2007.

                                        DWS VARIABLE SERIES I

                                        By: /s/Michael G. Clark
                                            ____________________________
                                            Michael G. Clark

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----
/s/Michael G. Clark
-------------------------------------
Michael G. Clark                           President                                    April 23, 2007

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        April 23, 2007

/s/Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Trustee                                      April 23, 2007

/s/Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Chairperson and Trustee                      April 23, 2007

/s/Keith R. Fox
-------------------------------------
Keith R. Fox*                              Trustee                                      April 23, 2007

/s/Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Trustee                                      April 23, 2007

/s/Martin J. Gruber
-------------------------------------
Martin J. Gruber*                          Trustee                                      April 23, 2007

/s/Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      April 23, 2007

/s/Graham E. Jones
-------------------------------------
Graham E. Jones*                           Trustee                                      April 23, 2007

/s/Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      April 23, 2007

/s/Philip Saunders, Jr.
-------------------------------------
Philip Saunders, Jr.*                      Trustee                                      April 23, 2007

/s/William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Trustee                                      April 23, 2007


SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Trustee                                      April 23, 2007

/s/Carl W. Vogt
-------------------------------------
Carl W. Vogt*                              Trustee                                      April 23, 2007

/s/Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Trustee                                      April 23, 2007


*By:     /s/Caroline Pearson
         ------------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the power of attorney as filed herein.

                                                                File No. 2-96461
                                                               File No. 811-4257



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 42

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 46

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                              DWS VARIABLE SERIES I

                              DWS VARIABLE SERIES I

                                  EXHIBIT INDEX
                                  -------------

                                     (a)(1)
                                     (b)(1)
                                     (d)(1)
                                     (d)(2)
                                     (d)(3)
                                     (h)(29)
                                     (h)(30)
                                     (h)(31)
                                     (h)(32)
                                     (h)(33)
                                       (j)
                                       (n)
                                     (p)(1)
                                       (q)



                                       14